As filed with the Securities and Exchange Commission
                          on or about December 20, 2002

                                                  Registration Nos. 811-03790
                                                                    022-84904

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]

                         Pre-Effective Amendment No. __                    [   ]

                         Post-Effective Amendment No.__                    [   ]
                        (Check appropriate box or boxes)

                           QUANTITATIVE GROUP OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               55 OLD BEDFORD ROAD
                                LINCOLN, MA 01773
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (781) 259-1144

                               FREDERICK S. MARIUS
                     QUANTITATIVE INVESTMENT ADVISORS, INC.
                               55 OLD BEDFORD ROAD
                                LINCOLN, MA 01773
                     (Name and Address of Agent for Service)

                                   Copies to:

                                MARK GOSHKO, ESQ.
                             KIRKPATRICK & LOCKHART
                                 75 STATE STREET
                                BOSTON, MA 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on January 20, 2003, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A. (File No. 022-84904).

Title of Securities Being Registered...........   Ordinary and Institutional
                                                  shares of common stock, no
                                                  par value, of the Quantitative
                                                  Foreign Value Fund, a series
                                                  of the Registrant.

================================================================================

                           QUANTITATIVE GROUP OF FUNDS
                              CROSS-REFERENCE SHEET
                          FOR QUANT FOREIGN VALUE FUND

                           ITEMS REQUIRED BY FORM N-14
                           ---------------------------

PART A. INFORMATION REQUIRED IN THE PROSPECTUS

                                                       CAPTION IN
ITEM NO.             ITEM CAPTION           PROSPECTUS AND INFORMATION STATEMENT
--------             ------------                  ---------------------

1.        Beginning of Registration Statement     COVER PAGE OF REGISTRATION
          and Outside Front Cover Page of         STATEMENT; FRONT COVER PAGE OF
          Prospectus                              PROSPECTUS AND PROXY STATEMENT

2.        Beginning and Outside Back Cover        TABLE OF CONTENTS
          Page of Prospectus

3.        Fee Table, Synopsis Information         INTRODUCTION; COMPARATIVE FEE
                                                  TABLE; TERMS OF THE
                                                  TRANSACTION PRINCIPAL RISK
                                                  FACTORS

4.        Information About the Transaction       BACKGROUND AND REASONS FOR THE
                                                  PROPOSAL; TERMS OF THE
                                                  TRANSACTION; BOARD
                                                  DELIBERATIONS; THE
                                                  REORGANIZATION

5.        Information About the Registrant        PROSPECTUS COVER PAGE;
                                                  INVESTMENT OBJECTIVES,
                                                  POLICIES AND STRATEGIES;
                                                  PRINCIPAL RISK FACTORS;
                                                  DISTRIBUTION ARRANGEMENTS;
                                                  PURCHASE, REDEMPTION AND
                                                  EXCHANGE POLICIES; INVESTMENT
                                                  ADVISER AND INVESTMENT
                                                  ADVISORY AGREEMENTS; FINANCIAL
                                                  HIGHLIGHTS/EXPERTS; EXHIBITS
                                                  B/C/D/E/F

6.        Information About the Company Being     PROSPECTUS COVER PAGE;
          Acquired                                INVESTMENT OBJECTIVES,
                                                  POLICIES AND STRATEGIES;
                                                  PRINCIPAL RISK FACTORS;
                                                  DISTRIBUTION ARRANGEMENTS;
                                                  PURCHASE, REDEMPTION AND
                                                  EXCHANGE POLICIES; INVESTMENT
                                                  ADVISER AND INVESTMENT
                                                  ADVISORY AGREEMENTS; FINANCIAL
                                                  HIGHLIGHTS/EXPERTS; EXHIBIT B

7.        Voting Information                      VOTING MATTERS

8.        Interest of Certain Persons and         SHARE OWNERSHIP
          Experts

9.        Additional Information Required for     NOT APPLICABLE
          Reoffering by Persons Deemed to be
          Underwriters


PART B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                       CAPTION IN
ITEM NO.             ITEM CAPTION           STATEMENT OF ADDITIONAL INFORMATION
--------             ------------                  ---------------------

10.       Cover Page                            COVER PAGE

11.       Table of Contents                     NOT APPLICABLE

12.       Additional Information about the      STATEMENT OF ADDITIONAL
          Registrant                            INFORMATION OF QUANT FOREIGN
                                                VALUE FUND

13.       Additional Information about the      STATEMENT OF ADDITIONAL
          Company being Acquired                INFORMATION OF SSR INTERNATIONAL
                                                EQUITY FUND

14.       Financial Statements                  FINANCIAL STATEMENTS OF QUANT
                                                FOREIGN VALUE FUND; FINANCIAL
                                                STATEMENTS OF SSR INTERNATIONAL
                                                EQUITY FUND


PART C. OTHER INFORMATION

ITEM NO.             ITEM CAPTION               PART C CAPTION
--------             ------------               --------------

15.                Indemnification              INDEMNIFICATION

16.                Exhibits                     EXHIBITS

17.                Undertakings                 UNDERTAKINGS

PART A
                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
                A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

January _, 2003

Dear Shareholder:

      I am writing to inform you of the upcoming Special Meeting of Shareholders (the "Meeting") of the State Street Research International Equity Fund (the "SSR Fund"), which is a series of State Street Research Financial Trust (the "SSR Trust"), to be held at 9:00 a.m., Eastern Time, Monday, March 19, 2003, at the offices of the SSR Trust, One Financial Center, Boston, MA 02111.

      At this Meeting, you are being asked to approve an agreement and plan of reorganization between the SSR Fund and the Quant Foreign Value Fund (the "Quant Fund"), a series of shares of Quantitative Group of Funds, an open-end management investment company organized as a Massachusetts business trust (the "Reorganization"). The Quant Fund is managed by Quantitative Investment Advisors, Inc. ("Quantitative"), a widely recognized and respected provider of investment advisory services to mutual funds and other investment portfolios representing assets of approximately $150 million as of November 30, 2002.

      In December 2002, State Street Research & Management Company ("State Street Research"), the SSR Fund's investment adviser, and Quantitative entered into a purchase agreement through which State Street Research sold to Quantitative its business of managing the SSR Fund's assets. In connection with this transaction Quantitative became the SSR Fund's investment adviser effective December 6, 2002 pursuant to an interim advisory agreement. Also, effective December 6, 2002, Quantitative entered into an interim sub-advisory agreement with Polaris Capital Management, Inc. ("Polaris") to serve as sub-adviser to the SSR Fund. On November 6, 2002, the SSR Trust's Board of Trustees approved the interim advisory agreement, which is identical in all material respects to the previous advisory agreement between the SSR Fund and State Street Research, as well as the interim sub-advisory agreement between Quantitative and Polaris. At that meeting, the Board also recommended that the SSR Fund be merged into the Quant Fund in a tax-free merger. The fees payable to Quantitative under the interim advisory agreement are being held in an escrow account pending shareholder approval of the Reorganization. Assuming shareholders approve the Reorganization, Quantitative will receive the advisory fees payable under the interim advisory agreement and will pay Polaris its sub-advisory fee out of such advisory fee pursuant to the interim sub-advisory agreement.

      As part of the Reorganization the SSR Fund will transfer its assets and liabilities to the Quant Fund, and in exchange the SSR Fund will receive Ordinary Shares of the Quant Fund, which will be distributed to Class A, B, B(1) and C shareholders of the SSR Fund, and Institutional Shares of the Quant Fund, which will be distributed to Class S shareholders of the SSR Fund. The Reorganization will result in an immediate reduction in expense levels borne by shareholders of the SSR Fund. In addition, the Board of Trustees of the SSR Trust considered the favorable historical performance of the Quant Fund compared to that of the SSR Fund. After careful consideration of these and other factors:

THE BOARD OF TRUSTEES OF THE SSR TRUST HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY AND RECOMMENDS A VOTE "FOR" THE PROPOSAL.

      If you have any questions regarding the issues to be voted on or need assistance in voting by proxy, please call the SSR Fund toll-free at (877) 773-8637.

      The enclosed materials provide more information about this vote. Please vote by completing, dating, and signing your proxy card and mailing it to us today. You also may authorize proxies to cast your vote, which is commonly known as proxy voting, by phone or by Internet according to the enclosed Voting Instructions.

      Thank you for investing in the State Street Research International Equity Fund and for your continuing support.

                                 Sincerely,

                                 Richard S. Davis
                                 Chairman, President and Chief Executive Officer

      Enclosures

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
                A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MARCH 19, 2003


      State Street Research Financial Trust, a Massachusetts business trust (the "SSR Trust"), will hold a Special Meeting of Shareholders (the "Meeting") of the State Street Research International Equity Fund (the "SSR Fund"), which is a separate series of the SSR Trust, at One Financial Center, Boston, MA 02111, on Tuesday, March 19, 2003, at 9:00 a.m., Eastern Time. At the Meeting, shareholders of the SSR Fund, voting together, will be asked to consider and act upon the proposals noted below:

      1. To approve an Agreement and Plan of Reorganization between the SSR Trust, on behalf of the SSR Fund, and Quantitative Group of Funds ("Quant Trust"), on behalf of the Quant Foreign Value Fund (the "Quant Fund"), whereby the Quant Fund would acquire the assets of the SSR Fund in exchange for shares of equal value of the Quant Fund and the assumption by the Quant Fund of SSR Fund's stated liabilities, followed by a distribution of the Quant Fund shares by the SSR Fund to its shareholders of record in connection with a complete liquidation of the SSR Fund, and

      2. To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on Monday, January 13, 2003, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

      Proposal 1 is described more fully in the accompanying Proxy Statement/Prospectus Statement. YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                             YOUR VOTE IS IMPORTANT.
             PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY
                      TOLL-FREE TELEPHONE OR AT OUR WEBSITE
               IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS

--------------------------------------------------------------------------------
      As a shareholder, you are asked to vote your shares at the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this in one of three ways: by (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting a subsequent telephone or electronic vote, a written notice of revocation, or a later-dated proxy card, or by attending the meeting in person and voting your shares at that time.
--------------------------------------------------------------------------------



                                               Francis J. McNamara, III
                                               Secretary
January _, 2003
Boston, Massachusetts

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT


      QUESTION: ON WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE AT THE UPCOMING MEETING ON MARCH 19, 2003?

      ANSWER: Shareholders of the State Street Research International Equity Fund are being asked to vote on a proposed reorganization of the State Street Research International Equity Fund into the Quant Foreign Value Fund, managed by Quantitative Investment Advisers, Inc. ("Quantitative") (the "Reorganization"). THE BOARD OF TRUSTEES OF THE SSR FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

      QUESTION: HOW WILL THE REORGANIZATION BENEFIT ME?

      ANSWER: The Reorganization will result in an immediate overall decrease in expense levels borne by the SSR Fund's shareholders once they are shareholders of the Quant Fund as a result of both economies of scale and the different fee structure of the Quant Fund. The Reorganization of the SSR Fund into the Quant Fund will also give the Shareholders the benefits of investing in a fund with better relative historical performance than the SSR Fund through an expected tax-free exchange. The Quant Fund's one-year total return as of December 31, 2002 was ____% (Ordinary Shares at Public Offering Price), compared to the SSR Fund's one-year total return for the same period of ____% (Class A shares at Public Offering Price). Of course, past performance is no guarantee of future results. The enclosed Proxy Statement/Prospectus Statement contains more information regarding the fees, expenses and performance of each Fund.

      QUESTION: WHY IS THE REORGANIZATION BEING PROPOSED FOR SHAREHOLDER VOTE AT THIS TIME?

      ANSWER: The Reorganization is being proposed as a result of a recent change in the SSR Fund's investment adviser. On December 6, 2002, Quantitative assumed the duties of investment adviser to the SSR Fund from State Street Research & Management Company ("State Street Research"). As a result, since December 6, 2002, Quantitative has been providing advisory services to the SSR Fund pursuant to an interim investment advisory agreement, which was approved by the Board of Trustees of the SSR Fund. The fees payable to Quantitative under this interim agreement, which are identical to the fees payable to State Street Research under the prior investment advisory agreement, are being held in escrow pending approval of the Reorganization. If the Reorganization is approved by SSR Fund shareholders, Quantitative will receive the advisory fees held in escrow. In addition, SSR Fund shareholders will become shareholders of the Quant Fund, with Quantitative serving as the Quant Fund's investment adviser.

      If the Reorganization is not approved, Quantitative will be entitled to recover the costs it has incurred (which are expected to be less than its advisory fees) in serving as the SSR Fund's investment adviser during the term of the Interim Advisory Agreement, which will expire, if not terminated earlier, on April 14, 2003. In addition, if the Reorganization is not approved, the Board of Trustees will consider alternative actions to take with respect to the SSR Fund, including the possible liquidation of the SSR Fund, which would likely not be a tax-free event for SSR Fund shareholders.

      If approved by shareholders, the Reorganization is expected to occur on or about March 21, 2003.

      QUESTION: WHAT ARE THE MOST IMPORTANT DIFFERENCES BETWEEN THE SSR FUND'S INVESTMENT PROGRAM AND THE QUANT FUND'S INVESTMENT PROGRAM?

      ANSWER: Each Fund seeks to provide investors with the opportunity to participate in the growth potential of companies located in foreign countries consistent with the investment objective of the particular Fund. The SSR Fund seeks its objective by investing in a combination of growth and value stocks, while the Quant Fund seeks value stocks of companies that may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor and are not expected to experience significant earnings growth.

Each Fund also may invest a portion of its assets in emerging markets and both Funds may also make other types of investments, such as investments in preferred stocks, convertible securities, fixed-income securities, ADRs, derivatives, or repurchase agreements and may also implement other strategies including selling securities short, and therefore may be subject to other risks. A more detailed description of each Fund's investment objective, strategies and risks is included in the enclosed Proxy Statement/Prospectus.

      QUESTION: HOW WILL THE MERGER AFFECT FUND EXPENSES?

      ANSWER: The management fee paid by the Quant Fund to Quantitative is slightly higher than the management fee paid by the SSR Fund. However, the Quant Fund has overall operating expense levels that are lower than the current operating expense levels of the SSR Fund. For more details about fees and expenses of each Fund, see "Comparative Fee Table" on page [__] of the Proxy Statement/Prospectus.

      QUESTION: WHO BEARS THE COSTS OF THE REORGANIZATION?

      ANSWER: The costs of the Reorganization, including legal expenses, printing, packaging and postage plus costs of any supplemental solicitation, will be borne by Quantitative and State Street Research. Fund shareholders are only responsible for their own expenses, if any, incurred in connection with the Reorganization.

      QUESTION: IF I STILL OWE A CONTINGENT DEFERRED SALES CHARGE, WILL I STILL HAVE TO PAY IT WHEN I REDEEM MY SHARES, AND IF SO, FOR HOW LONG?

      Answer: Shareholders' shares of the SSR Fund that are subject to a contingent deferred sales charge will still be subject to the same contingent deferred sales charge after the Reorganization for the same amount of time and in the same amounts as the shares were subject prior to the Reorganization.

      QUESTION: THE QUANT FUND HAS A DEFERRED SALES CHARGE ON ITS ORDINARY SHARES. WILL I BE REQUIRED TO PAY THE DEFERRED SALES CHARGE IF I REDEEM MY SHARES AFTER THE REORGANIZATION?

      Answer: Shareholders of the SSR Fund that receive Quant Fund Ordinary Shares in exchange for their SSR Fund shares will not be charged the Quant Fund's Deferred Sales Charge if they redeem their shares after the Reorganization. If, however, the SSR Fund shares were subject to a Contingent Deferred Sales Charge before the Reorganization, the shares will still be subject to the same contingent charge after the Reorganization.

      QUESTION: WHO BEARS THE COSTS OF HIRING THE QUANT FUND'S SUB-ADVISER?

      Answer: The Quant Fund is not responsible for the fees of the Quant Fund sub-adviser. Quantitative, the Quant Fund's investment adviser, is responsible for paying the fees of the Quant Fund's sub-adviser out of the fees Quantitative receives pursuant to the investment advisory agreement between the Quant Fund and Quantitative.

      QUESTION: IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

      Answer: Unlike a transaction in which you sell shares of one fund to buy shares in another, the Reorganization WILL NOT BE CONSIDERED A RECOGNITION EVENT FOR TAX PURPOSES. The Quant Fund and SSR Fund themselves will recognize no gains or losses on assets as a result of the Reorganization and you will not have to report capital gains or losses due to the Reorganization. (However, shareholders of the SSR Fund may receive a distribution of ordinary income and/or capital gains immediately prior to the Reorganization, to the extent of previously unpaid amounts of income and/or gains in the SSR Fund.)

      You should consult your tax advisor regarding any possible effect the Reorganization might have on your tax situation, given your personal circumstances - particularly regarding state and local taxes.

      QUESTION: I DON'T OWN VERY MANY SHARES. WHY SHOULD I BOTHER TO VOTE?

      Answer: Your vote makes a difference. If numerous shareholders just like you fail to vote, the SSR Fund may not receive enough votes to go forward with the Meeting. If this happens, the SSR Fund would need to solicit votes again, which would delay the Reorganization and its potential benefits, including the fee reduction.

      QUESTION: CAN I SELL OR EXCHANGE MY SSR FUND SHARES BEFORE THE REORGANIZATION?

      Answer: If you do not wish to receive shares of Quant Fund, you are free to sell or exchange your SSR Fund shares at any time prior to the Reorganization. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your SSR Fund shares. If you elect to exchange your shares prior to the Reorganization, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange.

      QUESTION: WHO GETS TO VOTE?

      Answer: Any person who was a record owner of shares on the "record date," which was the close of business on Monday, January 13, 2003, gets to vote - even if the person later sold the shares. Shareholders are entitled to cast one vote for each share owned and a fractional vote for each fractional share owned on the record date.

      QUESTION: HOW CAN I VOTE?

      Answer: You can vote your shares in person at the meeting. Alternatively, you may authorize proxies to cast your vote, which is commonly referred to as proxy voting, in one of three ways:

      o    By toll-free telephone
      o    Through the Internet
      o    By mail, using the enclosed proxy card

      We encourage you to proxy vote by telephone or Internet, using the number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

      QUESTION: I PLAN TO PROXY VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING
WORK?

      Answer: To proxy vote by telephone, please read the enclosed Voting Instructions.

      QUESTION: I PLAN TO PROXY VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

      Answer: To proxy vote through the Internet, please read the enclosed Voting Instructions.

      QUESTION: I PLAN TO PROXY VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

      Answer: If you are an individual account owner, please sign exactly as your name appears on the proxy card. Each owner of a joint account should sign the proxy card. The signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

      QUESTION: WHO SHOULD I CALL IF I HAVE QUESTIONS ABOUT VOTING?

      Answer: We hope this Q&A has helped you better understand why we are making this proposal. If you have any more questions, we encourage you to call State Street Research toll-free at (877) 773-8637.

                           PROXY STATEMENT/PROSPECTUS

                                 JANUARY _, 2003

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
                A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111
                                 1-877-773-8637

                - - - - - - - - - - - - - - - - - - - - - - - - -
                         QUANTITATIVE FOREIGN VALUE FUND
                     A SERIES OF QUANTITATIVE GROUP OF FUNDS

                               55 OLD BEDFORD ROAD
                                LINCOLN, MA 01773
                                 1-800-331-1244

      THIS PROXY STATEMENT/PROSPECTUS IS BEING SENT TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF THE STATE STREET RESEARCH FINANCIAL TRUST (THE "SSR TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE STATE STREET RESEARCH INTERNATIONAL EQUITY FUND (THE "FUND") TO BE HELD AT ONE FINANCIAL CENTER, BOSTON, MA 02111, ON THURSDAY, MARCH 19, 2003, AT 9:00 A.M., EASTERN TIME, AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. At the Meeting, shareholders will be asked to approve an agreement and plan of reorganization (the "Reorganization Plan") between the SSR Trust, on behalf of the SSR Fund, and Quantitative Group of Funds (the "Quant Trust"), on behalf of the Quant Foreign Value Fund, a separate series of shares of the Quant Trust (the "Quant Fund"), whereby the Quant Fund would acquire the assets of the SSR Fund in exchange for Ordinary and Institutional shares of equal value of the Quant Fund and the assumption by the Quant Fund of the SSR Fund's liabilities, followed by a distribution of the Quant Fund shares by the SSR Fund to its shareholders of record in connection with a complete liquidation of the SSR Fund (the "Reorganization"). Class A, B, B(1) and C shareholders of the SSR Fund will receive Ordinary Shares of the Quant Fund, while Class S shareholders of the SSR Fund will receive Institutional shares. A copy of the Reorganization Plan is attached hereto as Exhibit A. The SSR Fund Board has unanimously approved the Reorganization Plan and the Reorganization as being in the best interests of the SSR Fund and its shareholders. The SSR Fund and the Quant Fund are sometimes collectively called the "Funds" in this Proxy Statement/Prospectus.

      This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the Reorganization. You should read it and keep it for future reference.

      Both the SSR Trust and the Quant Trust are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). For simplicity, actions are described in the Proxy Statement/Prospectus as being taken by either the SSR Fund or the Quant Fund, although actions are actually taken either by the SSR Trust, on behalf of the SSR Fund, or the Quant Trust, on behalf of the Quant Fund.

      The following documents have been filed with the SEC and are incorporated by reference in this Proxy Statement/Prospectus (that is, the documents are legally a part of this Proxy Statement/Prospectus):

      o Statement of Additional Information relating to this Proxy Statement/Prospectus, dated January _, 2003;

      o Prospectus and Statement of Additional Information for the SSR Fund, dated March 1, 2002, as supplemented;

      o the SSR Fund's Annual Report for the fiscal year ended October 31, 2002;

      o Prospectus and Statement of Additional Information for the Quant Fund, dated August 1, 2002, as supplemented; and

      o the Quant Fund's Annual Report for the fiscal year ended March 31, 2002, and Semi-Annual Report for the six month period ended September 30, 2002.

      Copies of these documents are available upon request and without charge by writing to the SSR Fund, c/o State Street Research Service Center, P.O. Box 8408, Boston, MA 02266-8408 or by calling toll-free 1-877-773-8637, or by writing to the Quant Fund at 55 Old Bedford Road, Lincoln, MA 01773 or by calling toll-free 1-800-331-1244. In addition, the Securities and Exchange Commission maintains a Website (http://www.sec.gov) that contains each Fund's Prospectus and Statement of Additional Information, financial reports and other material incorporated by reference, together with other information regarding the Funds.

      The Annual Report to Shareholders of the SSR Fund for the fiscal year ended October 31, 2002, containing audited financial statements, has been previously mailed to shareholders. If you do not have a copy, additional copies are available by writing or calling the SSR Fund at the address and telephone number listed above. This Proxy Statement/Prospectus is accompanied by a copy of the Quant Funds' Prospectus.

      The accompanying Notice of Meeting of Shareholders, this Proxy Statement/Prospectus and the accompanying proxy card were first mailed to shareholders of the SSR Fund on or about January _, 2003.
                      ____________________________________


     THE SHARES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY
     BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
               THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT
                   AGENCY. INVESTMENT IN THESE SHARES INVOLVES
           INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                     _____________________________________

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROPOSAL 1:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..................1

   Introduction................................................................1
   Background and Reasons for the Proposal.....................................1
   Terms of the Transaction....................................................2
   Board Deliberations.........................................................3
   The Reorganization..........................................................4
   Comparative Fee Table.......................................................5
   Investment Objectives, Policies, and Strategies.............................7
   Principal Risk Factors......................................................9
   Directors and Officers.....................................................11
   Investment Advisers; Investment Advisory Agreements........................11
   Distribution Arrangements..................................................12
   Net Asset Value............................................................14
   Purchase Information.......................................................14
   Purchase, Redemption, and Exchange Policies................................17
   Dividends and Distributions................................................20
   Tax Consequences of Investing in the SSR Funds.............................20
   Other Service Providers....................................................13
   Independent Accountants....................................................14
   Federal Income Tax Consequences of the Reorganization......................21
   Expenses of the Reorganization.............................................21
   Effect of "For" Vote.......................................................21
   Dissenters' Rights of Appraisal............................................21
   Required Vote..............................................................21
   Recommendation of the Board................................................22

PROPOSAL 2:  OTHER MATTERS....................................................22

ADDITIONAL INFORMATION........................................................22

   Voting Matters.............................................................22
   Share Ownership............................................................23
   Capitalization.............................................................23
   Information on File with the SEC...........................................24

LEGAL MATTERS.................................................................24

FINANCIAL HIGHLIGHTS/EXPERTS..................................................24

FUTURE MEETINGS; SHAREHOLDER PROPOSALS........................................25

Exhibit A - Form of Agreement and Plan of Reorganization.....................A-1
Exhibit B - Investment Restrictions and Limitations..........................B-1
Exhibit C - Quant Fund Investment Advisory  Agreement....................... C-1
Exhibit D - Quant Fund Sub-Advisory Agreement................................D-1
Exhibit E - Management Discussion & Analysis for the Quant Fund..............E-1
Exhibit F - Quant Fund Financial Highlights..................................F-1

          PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

      INTRODUCTION. At a meeting held on November 6, 2002, the Board of Trustees of the SSR Fund considered and approved the Reorganization Plan, an interim investment advisory agreement between Quantitative Investment Advisors, Inc. ("Quantitative") and the SSR Fund (the "Interim Advisory Agreement"), an interim sub-advisory agreement between Quantitative and Polaris Investments, Inc. (the "Interim Sub-Advisory Agreement"), and a distribution agreement between U.S. Boston Capital Corporation (the "Quant Distributor") and the SSR Fund (the "Distribution Agreement"). The Interim Advisory Agreement, Interim Sub-Advisory Agreement and Distribution Agreement became effective on December 6, 2002, and, assuming shareholder approval, the Reorganization is expected to occur on or about March 21, 2003.

      BACKGROUND AND REASONS FOR THE PROPOSAL. In December 2002, State Street Research & Management Company ("State Street Research"), the SSR Fund's investment adviser and Quantitative entered into a purchase agreement through which State Street Research sold to Quantitative its business in managing the SSR Fund's assets. Accordingly, pursuant to the Interim Advisory Agreement, Quantitative became the SSR Fund's investment adviser, and pursuant to the Interim Sub-Advisory Agreement Polaris Investments, Inc. ("Polaris") became the SSR Fund's sub-advisor effective December 6, 2002. The Interim Advisory Agreement and Interim Sub-Advisory Agreement (together the "Interim Advisory Agreements") are essentially identical, in all material respects, to the prior advisory agreement between the SSR Fund and State Street Research.

      At a meeting held on November 6, 2002, the Board, including all of the members of the Board who are not "interested persons," as defined in the 1940 Act, approved this change in investment adviser pursuant to the terms of the Interim Advisory Agreements. The Interim Advisory Agreements, which comply in all material respects with Rule 15a-4 under the 1940 Act, as discussed below, became effective on December 6, 2002. The Board also approved a change in the SSR Fund's principal distributor. Previously, State Street Research Investment Services, Inc., an affiliate of State Street Research, served as the SSR Fund's principal distributor. However, as part of its agreement to assume the role of Fund adviser, Quantitative also agreed that its affiliate, the Quant Distributor, would assume the role of SSR Fund distributor. As a result, effective December 6, 2002, the Quant Distributor became the principal distributor of the SSR Fund's shares pursuant to the Distribution Agreement.

      In addition, the Board believed that it would benefit shareholders of the SSR Fund for the SSR Fund to reorganize into the Quant Foreign Value Fund. This reorganization would provide shareholders the benefits of the Quant Foreign Value Fund through an expected tax-free exchange of shares which would result in the assets and liabilities of the SSR Fund being assumed by the Quant Foreign Value Fund. This transaction would benefit shareholders by reducing the expense levels currently borne by shareholders of the SSR Fund through the economies of scale provided by the Quant Foreign Value Fund, that would in turn benefit shareholders, and allow shareholders to be invested in a fund with substantially similar investment objectives and strategies, but with substantially better historical performance. The Board, in making its recommendation, received information relating to both the SSR Fund and the Quant Fund, including the historical performance of each Fund. The Board noted that for the three-year period ended December 31, 2002, the Quant Fund's performance history (____% (Ordinary Shares at public offering price)) is superior to the performance history of the SSR Fund (___% (Class A shares at public offering price)). Also, the Quant Fund's total return for the year ended December 31, 2002 was ____% (Ordinary Shares at public offering price), compared to the SSR Fund's total return for the same period of ___% (Class A shares at public offering price). However, past performance is no guarantee of future results.

      Therefore, at its meeting on November 6, the Board also approved the Reorganization Plan, the resulting Reorganization and recommended to shareholders to vote in favor of the Reorganization, which is expected to occur on or about March 21, 2003, subject to shareholder approval and the waiver or satisfaction of other conditions.

      Normally, a mutual fund's investment advisory agreements must be approved by the fund's shareholders in advance of the effective date of such agreements. However, pursuant to Rule 15a-4 under the 1940 Act, an investment adviser may serve as adviser to a mutual fund under an interim contract with a term of no more than 150 days, so long as prior to the expiration of such term, shareholders approve a new agreement with the investment adviser. Under Rule 15a-4, the interim contract must be identical in all material respects to the agreement that was previously approved by shareholders (except for the effective date and termination date). In addition, under Rule 15a-4, during the term of the interim agreement, advisory fees otherwise payable under the interim agreement are required to be deposited into an interest-bearing escrow account.

As stated above, the Interim Advisory Agreements comply in all material respects with Rule 15a-4. Accordingly, the fees otherwise payable to Quantitative under the Interim Advisory Agreement (which are identical to the fees previously payable to State Street Research under the Prior Advisory Agreement) are being held in escrow pending the outcome of the shareholder vote at the Meeting. If shareholders approve the Proposal, the fees (plus interest) held in escrow may be paid to Quantitative. If, on the other hand, shareholders do not approve the Proposal, Quantitative will be reimbursed only for its costs of providing services during the term of the Interim Advisory Agreements (plus interest). If shareholders approve the Reorganization Plan and the resulting Reorganization, the effect of such approval will be to approve the payment by the SSR Fund of advisory fees to Quantitative under the Interim Advisory Agreement. Such approval will also allow Quantitative to pay the fees to Polaris pursuant to the Interim Sub-Advisory Agreement. All fees paid by Quantitative to Polaris pursuant to the Interim Sub-Advisory Agreement are paid by Quantitative out of its advisory fee and not by the Fund. If shareholders did not approve the Reorganization, the Interim Advisory Agreements would subsequently terminate and the SSR Board of Trustees would be required to appoint a new investment adviser to the SSR Fund.

      Assuming shareholder approval of the Reorganization, shareholders of the SSR Fund will become shareholders of the Quant Fund; Class A, B, B(1) and C shareholders of the SSR Fund will receive Ordinary shares of the Quant Fund and Class S shareholders of the SSR Fund will receive shares of the Institutional Shares of the Quant Fund. Quantitative will serve as the investment adviser and Polaris will serve as Sub-Advisor to the Quant Fund pursuant to the investment advisory agreement currently in place between the Quant Fund and Quantitative, and between Quantitative and Polaris (the "Quant Advisory Agreements"). Therefore, shareholder approval of the Reorganization Plan constitutes approval of the Reorganization, the payment of the advisory fees held in escrow to Quantitative under the Interim Advisory Agreement and approval for Quantitative to pay Polaris's fees pursuant to the Interim Sub-Advisory Agreement.

      TERMS OF THE TRANSACTION. On December 6, 2002, State Street Research, Quantitative and the Quant Distributor, entered into a purchase agreement (the "Purchase Agreement") to effect the transition of the SSR Fund's investment adviser and distributor pursuant to the terms of the Interim Advisory Agreements and the Distribution Agreement, respectively. At that time, Quantitative made a cash payment to State Street Research (the "Cash Payment"). If the Reorganization is not approved by shareholders, the Purchase Agreement requires State Street Research to repay the Cash Payment and the purchase transaction will be unwound.

      Under the terms of the Purchase Agreement, Quantitative for itself and on behalf of Polaris has agreed to comply with the terms of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company, or any of its affiliated persons, to receive any amount or benefit in connection with an assignment of the investment advisory contract between the adviser and the investment company (which occurred when Quantitative and Polaris assumed State Street Research's duties as investment adviser, and, through Polaris, sub-advisor to the SSR Fund under the Interim Advisory Agreements), provided that two conditions are met. First, for a period of three years after the assignment of the advisory agreement, at least 75% of the board members of the SSR Fund cannot be "interested persons" (as defined in the 1940 Act) of Quantitative, Polaris or State Street Research. The Board of Trustees of the SSR Fund is currently in compliance with this provision of Section 15(f), as is the Board of Trustees of the Quant Fund. Second, an "unfair burden" must not be imposed upon the SSR Fund as a result of this assignment or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the effective time of the assignment whereby Quantitative, Polaris, State Street Research, or any interested person of Quantitative, Polaris or State Street Research receives or is entitled to receive any compensation, directly or indirectly, from the SSR Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the SSR Fund (other than bona fide ordinary compensation as principal underwriter for the SSR Fund). Quantitative has agreed to use its best efforts to comply with the provisions of
Section 15(f).

      Under the Purchase Agreement, Quantitative has also agreed to use all commercially reasonable efforts to cause the SSR Trust or the successor to the SSR Trust (i.e., the Quant Trust) to honor all of the SSR Trust's obligations to indemnify, defend and hold harmless the current and former trustees of the SSR Trust against all losses, claims, damages or liabilities arising out of acts or omissions by any such trustee. In addition, Quantitative has agreed to use all commercially reasonable efforts to cause the SSR Trust to maintain through the closing of the Reorganization the SSR Trust's existing trustee liability insurance, with the exception of any insurance policy premium payment obligations, which will continue to be the responsibility of State Street Research.

      BOARD DELIBERATIONS. The Board of Trustees of the SSR Fund, including all directors who are not "interested persons" of the SSR Fund, as defined in the 1940 Act, unanimously approved the Reorganization and the Reorganization Plan at a meeting held in person on November 6, 2002. The Board determined that the Reorganization is in the best interests of shareholders and, accordingly, unanimously decided to recommend approval of the Reorganization and the Reorganization Plan to shareholders. As noted previously, the Board also approved the Interim Advisory Agreements and the Distribution Agreement at that meeting.

      At its meeting on November 6, the Board considered a number of factors in its decision to approve the Reorganization Plan and the resulting
Reorganization. Factors considered include:

      o The expected decrease in expense levels borne by shareholders of the Quant Fund from those currently paid by shareholders of the SSR Fund;

      o The substantially better historical performance of the Quant Fund as compared to that of the SSR Fund;

      o The fact that the Reorganization would give shareholders the opportunity to continue investing in a mutual fund with similar investment objectives and policies;

      o The expected administrative efficiencies to be gained by having the SSR Fund under the same umbrella as other funds advised by Quantitative;

      o The fact that the Reorganization is expected to be tax free to shareholders of the SSR Fund;

      o The fact that Quantitative and State Street Research will bear the costs of the Reorganization;

      o The Fact that no sales charges would be imposed on any Quant Fund shares issued in connection with the Reorganization and that, for purposes of calculating any contingent deferred sales charges, the holding period for the Ordinary shares distributed to Class A, B, B(1) and Class C shareholders of SSR Fund would include the holding period for the shares of SSR Fund; and

      o The fact that Quantitative's continued management of the SSR Fund is contingent upon shareholder approval of the Reorganization, and that, if the Reorganization does not occur, the Board would have to consider other alternatives, such as liquidating the SSR Fund, which would not be tax free to shareholders.

      The Board also reviewed the potential benefits of the Reorganization to other persons, including Quantitative, State Street Research and their affiliates. The Board reviewed the advisory arrangements in place for the Quant Fund and the level and quality of investment advisory services provided or to be provided by Quantitative and Polaris, including an analysis of the performance of the Quant Fund as managed by each. In this regard, the Board also noted that the Quant Fund has received an order from the SEC permitting Quantitative to select and remove sub-advisers to the Quant Fund without the approval of the Fund's shareholders.

      The Board further considered whether the arrangements between Quantitative, Polaris and State Street Research comply with the conditions of
Section 15(f) of the 1940 Act. As noted previously, Quantitative has agreed to use its best efforts to comply with Section 15(f). Finally, the Board considered the fact that the Interim Advisory Agreements, which will be deemed approved by shareholders if the Reorganization Plan is approved, comply in all respects with Rule 15a-4 under the 1940 Act.

      THE PROPOSED REORGANIZATION. The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

      The SSR Fund has five classes of shares of beneficial interest authorized, issued, and outstanding: Class A, B(1), B, C and S. The Quant Fund is authorized to issue two classes of stock: Ordinary shares and Institutional shares. Upon the transfer of the assets and liabilities of the SSR Fund to the Quant Fund, the Quant Fund will issue to the SSR Fund (i) that number of full and fractional Ordinary shares of the Quant Fund having an aggregate net asset value equal to the aggregate net asset value of the SSR Fund attributable to the Class A, B(1), B and C shares of the SSR Fund, and (ii) that number of Institutional shares of the Quant Fund having an aggregate net asset value equal to the aggregate net asset value of the SSR Fund attributable to the Class S shares of the SSR Fund. For purposes of the foregoing, the SSR Fund's net asset value will be calculated as of the close of business on the business day preceding the closing (the "Closing") of the Reorganization (the "Valuation Date"). The Quant Fund will also assume the liabilities of the SSR Fund, and the SSR Fund will distribute the classes of Quant Fund shares received in the exchange to SSR Fund shareholders as follows, in complete liquidation of the SSR Fund: Class A, B(1), B and C shareholders will receive Ordinary shares of the Quant Fund equal in value to the aggregate value of their shares of the SSR Fund; and Class S shareholders will receive Institutional shares of the Quant Fund equal in value to the aggregate value of their Class S shares.

      Accordingly, upon completion of the Reorganization, each shareholder of the SSR Fund will own that number of full and fractional shares of the applicable class of the Quant Fund having an aggregate net asset value equal to the aggregate net asset value of the corresponding classes of shares of the SSR Fund held by such shareholder as of the close of business on the Valuation Date. Shareholders of the SSR Fund will not have to pay any sales charge on the Quant Fund shares they receive in the Reorganization, nor will they be charged any contingent deferred sales charge ("CDSC") on the exchange of their SSR Fund shares. However, for purposes of determining the application of any CDSC, the holding period for their SSR Fund shares will carry over to the Quant Fund shares they receive in the Reorganization.

      Until the Closing, shareholders of the SSR Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the SSR Fund's transfer agent of a redemption request in proper form (subject to the imposition of the SSR Fund's CDSC, if applicable). Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of the corresponding class of shares of the Quant Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the SSR Fund will be canceled on the books of the SSR Fund and the transfer books of the SSR Fund will be permanently closed.

      The Reorganization is subject to approval of the Reorganization Plan and the transactions contemplated thereby described in this Proxy Statement/Prospectus by the shareholders of the SSR Fund, the receipt of a legal opinion from counsel to the Quant Fund with respect to certain tax matters, and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. By approving the Reorganization, shareholders will be deemed to have ratified the payment of fees to Quantitative and Polaris under the Interim Advisory Agreements. Assuming approval by shareholders of the Reorganization Plan, the Reorganization is expected to occur on or about March 21, 2003, or such other date as is agreed to by the parties.

      The Reorganization Plan may be amended by the mutual consent of the parties thereto, provided, however that it may not be changed except by a letter of agreement signed by each party hereto (which shall not require shareholder approval). In addition, the Reorganization Plan may be terminated at any time prior to the Closing by either party thereto upon notice to the other.

      DESCRIPTION OF SECURITIES TO BE ISSUED. Quant Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Quant Fund's shares are divided into two classes, designated Ordinary class and Institutional class shares. A share of each class of Quant Fund represents an identical interest in the Quant Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Quant Fund, except that dividends and distributions shall appropriately reflect expenses allocated to a particular class. Shares of the Quant Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Quant Fund does not hold annual meetings. Shares of the Quant Fund generally are voted together, except that only the shareholders of a particular class of the Quant Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of Quant Trust will be voted separately, except when an aggregate vote of all the series is required by law.

      COMPARATIVE FEE TABLE. The following Summary of Fund Expenses shows the fees for the SSR Fund (based on the SSR Fund's fees for the fiscal year ended October 31, 2001) and fees for the Quant Fund (based on the Quant Fund's fees for the fiscal year ended March 31, 2002). Additionally, the Pro Forma Expenses and Example for the Quant Fund assume that the Reorganization has been adopted and effected and that the Quant Fund's assets include the assets of the SSR Fund as of September 30, 2002 (as provided in the table on page 23). YOU WILL NOT BE CHARGED ANY FRONT-END SALES CHARGE OR DEFERRED SALES CHARGE (CONTINGENT OR NOT) FOR ACQUIRING SHARES OF THE QUANT FUND IN EXCHANGE FOR SSR FUND SHARES YOU CURRENTLY OWN IN CONNECTION WITH THE REORGANIZATION.

                            SUMMARY OF FUND EXPENSES

SHAREHOLDER FEES (fees paid directly from your investment)

                            MAXIMUM SALES CHARGE (LOAD)
   SSR FUND SHARE CLASS       IMPOSED ON PURCHASES(1)           MAXIMUM CDSC(2)
   --------------------       -----------------------           ---------------
   Class A                             5.75(3)                       1.00%(3)
   Class B(1)                          None                          5.00%(4)
   Class B                             None                          5.00%(5)
   Class C                             None                          1.00%(6)
   Class S                             None                          None

                            MAXIMUM SALES CHARGE (LOAD)
   QUANT FUND SHARE CLASS     IMPOSED ON PURCHASES(1)           MAXIMUM DSC(7)
   ----------------------     -----------------------           --------------
   Ordinary Class                      None                          1.00%(8)
   Institutional Class                 None                          None

----------
(1)  As a percentage of the offering price at the time of purchase.
(2) As a percentage of the original purchase price or redemption price, whichever is lower.
(3) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a CDSC of 1% may apply.
(4) 5% first year; 4% second year; 3% third and fourth year; 2% fifth year; 1% sixth year; and 0% thereafter.
(5) 5% first year; 4% second year; 3% third and fourth year; 2% fifth year; and 0% thereafter.
(6)  0% after first year.
(7)  As a percentage of the original purchase price.
(8) A 1% Deferred Sales Charge will apply upon redemption of shares, however, shares purchased as a result of the Reorganization will not be subject to the Deferred Sales Charge, but will be subject to the CDSC, if any, that they carried with them prior to the Reorganization.

ANNUAL FUND OPERATING EXPENSES(1) (expenses that are deducted from Fund assets)

Current Expenses:

                                     12B-1
                 MANAGEMENT  DISTRIBUTION AND   OTHER      TOTAL ANNUAL FUND
   SSR FUND         FEES       SERVICE FEES    EXPENSES   OPERATING EXPENSES(2)
   --------         ----       ------------    --------   ---------------------
   SHARE CLASS
   -----------
   Class A          0.95%        0.30%(3)        1.07%           2.32%

   Class B(1)       0.95%        1.00%           1.07%           3.02%
   Class B          0.95%        1.00%           1.07%           3.02%
   Class C          0.95%        1.00%           1.07%           3.02%
   Class S          0.95%        None            1.07%           2.02%

                                     12B-1
                 MANAGEMENT  DISTRIBUTION AND   OTHER      TOTAL ANNUAL FUND
   QUANT FUND       FEES       SERVICE FEES    EXPENSES   OPERATING EXPENSES(4)
   ----------       ----       ------------    --------   ---------------------
   SHARE CLASS
   -----------
   Ordinary Class   1.00%         0.25%          0.68%            1.93%
   Institutional
     Class          1.00%         None           0.69%            1.69%

Pro Forma Expenses:

                                     12B-1
                 MANAGEMENT  DISTRIBUTION AND   OTHER       TOTAL ANNUAL FUND
   QUANT FUND       FEES       SERVICE FEES    EXPENSES    OPERATING EXPENSES
   ----------       ----       ------------    --------   ---------------------
   SHARE CLASS
   -----------

   Ordinary Class   1.00%          0.25%         0.54%            1.79%
   Institutional
     Class          1.00%          None          0.51%            1.51%

----------

(1)  As a percentage of average net assets.

(2) Because some of the SSR Fund's expenses have been reduced through an expense offset arrangement with the SSR Fund's transfer agent, actual total operating expenses for the prior year were as follows: Class A, 1.95%; Class B(1), 2.65%; Class B, 2.65%; Class C 2.65%; and Class S, 1.65%.
     Please refer to the discussion under the heading "--Other Service Providers" for more information.

(3) The trustees may increase the current service/distribution fee rate shown for class a shares at any time, provided that the fees do not exceed a maximum of 0.40%.

(4) The Quant Fund has an expense offset arrangement that reduces their custodian fee based upon the amount of cash maintained by the Quant Fund with the custodian. "Other expenses" in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Quant Fund. [Long-term shareholders owning Ordinary Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.] The management fee paid to Quantitative for managing the Quant Fund is higher than that paid by most other investment companies.

              EXAMPLE OF EFFECT OF REORGANIZATION ON FUND EXPENSES

      The example set forth below is intended to help you compare the cost of investing in the SSR Fund with the cost of investing in the Quant Fund (taking into consideration the effects of the Reorganization).

      The example assumes that you invest $10,000 in the SSR Fund and the Quant Fund for the time periods indicated and then redeem/not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for the SSR Fund and the Quant Fund are those shown in the tables above. For Class B(1) and Class B shares of the SSR Fund, it also assumes the automatic conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Current Example:

   SSR FUND SHARE
   CLASS(1)          ONE YEAR      THREE YEARS      FIVE YEARS      TEN YEARS
   --------------    --------      -----------      ----------      ---------
   Class A             $797           $1,258          $1,744          $3,078
   Class B(1)       $805/$305      $1,233/$933    $1,787/$1,587       $3,173
   Class B          $805/$305      $1,233/$933    $1,787/$1,587       $3,173
   Class C          $405/$305          $933           $1,587          $3,337

   Class S             $205            $634           $1,088          $2,348

   QUANT FUND
   SHARE CLASS(1)   ONE YEAR       THREE YEARS      FIVE YEARS      TEN YEARS
   --------------   --------       -----------      ----------      ---------
   Ordinary         $196/$299      $606/$716      $1,042/$1,158   $2,254/$2,389
   Institutional
     Class             $172           $533            $918           $1,998

Pro Forma Example:

   QUANT FUND
   SHARE CLASS(1)   ONE YEAR      THREE YEARS       FIVE YEARS      TEN YEARS
   --------         --------      -----------       ----------      ---------
   Ordinary         $182/285       $563/673         $970/1,087     $2,105/2,242
   Institutional
     Class            $154           $477$            $824           $1,802

----------
(1) When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the relevant Fund. When there is only one number, the costs would be the same either way.

INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES. The following compares the investment objectives, policies and strategies of the SSR Fund with the Quant Fund.

The SSR Fund and the Quant Fund have similar investment objectives, policies, and strategies and, therefore, are subject to similar risks. The investment objective of the SSR Fund is to seek to provide long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies, while the investment objective of the Quant Fund is to seek total long-term capital growth and income. Accordingly, both Funds seek long-term growth of capital by investing primarily in equity securities of non-U.S. companies, although the Quant Fund also seeks current income. Neither investment objective can be changed without shareholder approval.

THE SSR FUND. Under normal market conditions, the SSR Fund invests at least 80% of total assets in common stocks and equity-related securities, including preferred stocks, convertible securities, warrants and depositary receipts. The SSR Fund invests at least 65% of total assets in foreign securities. These investments may include companies established anywhere in the world, and the SSR Fund expects to invest in a mix of developed and emerging markets.

In managing its portfolio, the SSR Fund allocates assets among geographic regions and individual countries, based on analysis of global economic and financial conditions. This analysis may include an examination of the outlook for various regions and countries, encompassing such factors as growth, inflation, government policies and currency exchange rates.

In selecting individual stocks, the SSR Fund applies elements of growth investing and value investing to international markets. It looks for companies of any size that appear to offer the potential for above-average growth or to be undervalued. The SSR Fund may also consider emerging growth companies: companies that may be less mature and appear to have the potential for rapid growth. The SSR Fund uses research to identify attractive companies, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The SSR Fund looks for companies that have good current or prospective earnings and strong management teams. At any given time, the SSR Fund may emphasize a particular region of the world, industry or company size.

The SSR Fund reserves the right to invest up to 20% of total assets in other securities and instruments of U.S. and foreign issuers. These may include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as money market instruments. The SSR Fund may buy and sell foreign currencies, either for immediate or future delivery, to hedge its positions in foreign securities or enhance returns.

The SSR Fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

As stated above, the SSR Fund changed its investment management arrangements on December 6, 2002 when Quantitative, as manager, and Polaris, as sub-advisor, assumed responsibility for managing the SSR Fund's investments. As a result, during the period immediately following December 6, 2002, the SSR Fund may experience higher portfolio turnover than normal, although its investment objective has not changed.

THE QUANT FUND. The Quant Fund seeks long-term capital growth and income. Under normal market conditions, the Quant Fund invests at least 80% of its total assets in common stocks of issuers that have their principal activities in foreign markets. The Quant Fund mainly invests in value stocks that the Quant Fund's advisor believes are currently undervalued compared to their true worth. Generally, the Quant Fund invests in companies located in Western Europe, Australia, and the larger capital markets of the Far East; however, the Quant Fund may also invest without limit in issuers located in emerging markets.

The Quant Fund currently operates under a "manager of managers" system. Quantitative selects the sub-advisor to execute the day-to-day investment strategy of the Quant Fund and monitors the sub-advisor's performance. The sub-advisor employs a "quantitative" investment approach, among other methods, to selecting investments. Investment advisors using this approach to investing rely on computer models and financial databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, the Quant Fund's sub-advisor can monitor a portfolio of securities for consistency with the fund's investment objectives.

Other Investments. In addition to the principal investment strategies described above, the Quant Fund may also make other types of investments, such as investments in preferred stocks, convertible securities, fixed-income securities, or repurchase agreements and may also implement other strategies including selling securities short and entering into derivative transactions, and therefore may be subject to other risks, as described in the Quant Fund's Statement of Additional Information ("SAI").

Alternative Strategies. At times the Quant Fund's sub-advisor may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. The sub-advisor may then temporarily use alternative strategies that are mainly designed to limit the Quant Fund's losses. Although the sub-advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Quant Fund to miss out on investment opportunities, and may prevent the Quant Fund from achieving its objective.

Changes in Policies. The Quant Fund's Trustees may change the Quant Fund's objective, investment strategies and other policies without shareholder approval, except as otherwise indicated. However each Fund's policy of investing at least 80% of its assets in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

CONCLUSION: As the foregoing illustrates, the SSR Fund and the Quant Fund have similar investment objectives, policies and strategies. The principal difference is that the SSR Fund invests in both growth stocks and value stocks while the Quant Fund invests primarily in value stocks. Also, although the Quant Fund generally invests a similar amount of their assets in foreign securities, it is the Quant Fund's policy to normally invest at least 80% of its assets in foreign securities, while it is the SSR Fund's policy to normally invest at least 65% of its assets in such securities.

      Regarding the fundamental and non-fundamental investment restrictions of the SSR Fund, there are some differences between these restrictions and the Quant Fund's restrictions. Specifically, the SSR Fund is a diversified investment company and accordingly has a fundamental investment policy that with regard to 75% of the SSR Fund's total assets, it will not cause more than 5% of the SSR Fund's assets to be invested in a single security, whereas the Quant Fund is a non-diversified investment company and, accordingly, with regard to only 50% of the Quant Fund's assets, it may not cause more than 5% of the Quant Fund's assets to be invested in a single security. The Quant Fund has fundamental investment restrictions against, making investments for the purpose of exercising control or management of a company, or participating on a joint or joint and several basis in any trading account in securities, none of which the SSR Fund similarly restricts. The SSR Fund has a fundamental investment restriction against investing in physical commodities or physical commodity contracts or options in excess of 10% of the SSR Fund's total assets, where as the Quant Fund states that it has no intention of purchasing or selling commodities or commodity contracts, but has no fundamental policy against it.

Even though the Quant Fund does not intend to change any of its fundamental or non-fundamental investment policies prior to the Reorganization, the differences between the SSR Fund and the Quant Fund noted above are not expected to have a material effect on the Quant Fund's operations after the Reorganization. For more information on these and other fundamental and non-fundamental policies, refer to Exhibit B attached hereto.

      If the SSR Fund has any securities that are incompatible for or may not be held by the Quant Fund, those securities will be sold prior to the Reorganization. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by the Quant Fund. The possible need for the SSR Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in the SSR Fund's realizing losses that would not otherwise have been realized. Alternatively, these sales could result in the SSR Fund's realizing gains (or losses) that would not otherwise have been realized, the net proceeds of which would be included in a distribution to the SSR Fund shareholders prior to the Reorganization.

      PERFORMANCE OF THE FUNDS. The average annual total returns for Quant Fund for the fiscal year ended March 31, 2002 are set forth in the Statement of Additional Information. For the average annual total returns for the SSR Fund for the fiscal year ended October 31, 2002, see the SSR Fund's Annual Report to Shareholders, which is incorporated by reference into this Proxy Statement/Prospectus Statement. The historical performance of the Quant Fund has been superior to the historical performance of the SSR Fund. However, past performance does not indicate how a Fund will perform in the future.

      PRINCIPAL RISK FACTORS. Because of their similar investment objectives, policies, and strategies, many of the investment risks associated with an investment in the SSR Fund are similar to those associated with an investment in the Quant Fund, as well as the general risks arising from investing in any mutual fund. One difference between the two funds is that the SSR Fund is a diversified fund and the Quant Fund is a non-diversified fund. This means that, if the Quant Fund's portfolio manager chose to, it could invest a higher percentage of its assets in the securities of fewer issuers than could the SSR Fund's portfolio manager. A discussion of certain principal risks of investing in the Quant Fund is set forth below, which risks generally apply with respect to an investment in the SSR Fund. Please refer to the SSR Fund's Prospectus, which is incorporated by reference herein, for more information regarding the SSR Fund's principal risks. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

      Common Stocks. Common stocks represent ownership interests in companies. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting multiple companies in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

      Growth Stocks. The Quant Fund may invest in stocks of companies its sub-advisor believes have earnings that are likely to grow faster than the economy as a whole. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Quant Fund's sub-advisor's assessment of the prospects for the company's earnings growth is wrong, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the sub-advisor has placed on it.

      Value Stocks. The Quant Fund may invest in companies that are not expected to experience significant earnings growth, but whose stock the sub-advisor believes is undervalued compared to its true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-advisor's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the sub-advisor has placed on it.

      Smaller Companies. The Quant Fund may invest a portion of its assets in small and medium-sized companies, including companies with market capitalization of less than $5 billion. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. There are no minimum market capitalizations for companies whose securities the Quant Fund may purchase.

      Foreign Investments. The Quant Fund will invest, under normal market conditions, at least 80% of its assets in securities of foreign issuers. Foreign investments involve certain special risks, including:

      o Unfavorable changes in currency exchange rates: Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar.

      o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

      o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

      o Limited legal recourse: Legal remedies for investors such as the Quant Fund may be more limited than those available in the United States.

      o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Quant Fund may at times be unable to sell these investments at desirable prices. For the same reason, the Quant Fund may at times find it difficult to value its foreign investments.

      o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.

      o Lower yield: Common stocks of foreign companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Quant Fund. The Quant Fund's yields are therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

      o Emerging markets: Investing in emerging markets involves risks in addition to and greater than generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Quant Fund may find it even more difficult to value its emerging markets investments than the Quant Fund's other international investments.

      Depository Receipts. A depository receipt is a receipt traded on an investor's domestic market for the shares of a company traded in foreign capital markets. American Depositary Receipts ("ADRs") are receipts of shares of a foreign-based company traded on a U.S. market. Instead of buying shares of foreign-based companies in overseas markets, U.S. investors can buy shares in the U.S. in the form of an ADR. Although traded in the U.S. markets, ADRs may be subject to the risks of their underlying foreign investments. Global Depositary Receipts ("GDRs") are receipts of shares of a company traded on a foreign market, typically emerging markets, and are generally traded on major foreign exchanges. GDRs allow investors to avoid potentially difficult and expensive trading on the issuing company's home exchange. Because the companies issuing GDRs are not as well established and do not use the same accounting system as more developed markets, their stocks tend to be more volatile and less liquid.

      The Quant Fund is appropriate for investors who are comfortable with the risks described here. The Quant Fund is not necessarily appropriate for investors concerned primarily with principal stability.

      FORM OF ORGANIZATION. SSR Trust is an open-end investment management company that was organized as a Massachusetts business trust in 1986. SSR Trust currently consists of four series. Quant Trust is an open-end investment management company that was organized as a Massachusetts business trust on June 27, 1983. Quant Trust currently consists of five series. Neither SSR Trust nor Quant Trust is required to (nor does it) hold annual shareholder meetings. None of the Funds issue share certificates.

      DIRECTORS AND OFFICERS. The Funds are both managed by a Board of Trustees. The persons sitting on the Funds respective Board are NOT the same. After the Reorganization, the Quant Fund's Board of Trustees will continue to serve in that capacity for the Quant Fund. For a complete description of the directors and officers of the Quant Fund, including each director's principal occupation for the past five years and compensation paid to each director, see the Statement of Additional Information for the Quant Fund, which is incorporated by reference into this Proxy Statement/Prospectus.

      INVESTMENT ADVISERS; INVESTMENT ADVISORY AGREEMENTS. The predecessor to the SSR Fund was organized in 1992, and from 1999 until December 6, 2002, the SSR Fund's investment adviser was State Street Research. On December 6, 2002, Quantitative assumed State Street Research's duties as investment adviser to the SSR Fund pursuant to the terms of the Interim Advisory Agreement. The Fees payable under the Prior Advisory Agreement (and under the Interim Advisory Agreement) are 0.95% of average annual assets under management. The date of the Prior Advisory Agreement between SSR Fund and State Street Research is October 1, 1999 and was approved by SSR Fund shareholders on September 22, 1999.

      The Quant Fund is managed by Quantitative Investment Advisors, Inc. ("Quantitative") 55 Old Bedford Road, Lincoln MA 01773, which handles the Quant Fund's business affairs. Quantitative may, subject to the approval of the Quant Fund's Board of Trustees, choose the investments of the Quant Fund itself or, subject to the approval by the Trustees, select sub-advisors to handle the day-to-day investments of the Quant Fund. Quantitative currently employs a sub-advisor to make the investment decisions and portfolio transactions for the Quant Fund and supervises the sub-advisor's investment programs.

      Day-to-day responsibility for investing the Quant Fund's assets currently is provided by Polaris Capital Management, Inc. ("Polaris") as more fully described below. Polaris has been sub-adviser to the portfolio since its inception. The Quant Fund has received an exemptive order from the SEC that permits Quantitative, subject to certain conditions, to enter into or amend an advisory contract with the Quant Fund's sub-advisor without obtaining shareholder approval. With the Quant Fund's Board of Trustees' approval, and without requiring the approval of the Quant Fund's shareholders, Quantitative may employ a new sub-advisor for the Quant Fund, change the terms of the advisory contracts, or enter into new advisory contracts with the sub-advisor. Quantitative retains ultimate responsibility to oversee the sub-advisor and to recommend their hiring, termination, and replacement. Shareholders of the Quant Fund continue to have the right to terminate the advisory contract applicable to the Quant Fund at any time by a vote of the majority of the outstanding voting securities of the fund. Shareholders of the Quant Fund will be notified of any sub-advisor changes or other material amendments to an advisory contract that occur under these arrangements.

      As of November 30, 2002 the firm had over $120 million in assets under management for institutional clients and wealthy individuals. The Quant Fund is managed by Bernard R. Horn, Jr. Prior to founding Polaris in 1995, Mr. Horn worked as a portfolio manager at Horn & Company, Freedom Capital Management Corporation, and MDT Advisers, Inc.

      As required by Rule 15a-4 under the 1940 Act, the Interim Advisory Agreements are identical in all material respects to the Prior Advisory Agreement, except that they have a different effective date and a different termination date. In addition, during the term of the Interim Advisory Agreements, which will expire on April 14, 2003 (if not terminated by the parties thereto earlier), the fees otherwise payable to Quantitative, and respectively, the fees Quantitative will pay to Polaris, will be held in escrow pending the outcome of the shareholder vote on the Reorganization Plan and the resulting Reorganization. If shareholders approve the Reorganization Plan, Quantitative will be entitled to the advisory fees held in escrow (plus interest earned on these fees). If shareholders do not approve the Reorganization Plan, the Interim Advisory Agreements would subsequently terminate and Quantitative will only be entitled to recover its costs (plus interest) incurred while serving as investment adviser to the SSR Fund under the Interim Advisory Agreement. In such case, the SSR Board of Trustees would be required to appoint a new investment adviser to the SSR Fund.

      Assuming shareholders approve the Reorganization Plan and the resulting Reorganization, and assuming the Reorganization is consummated, shareholders of the SSR Fund will become shareholders of the Quant Fund. Quantitative serves as the investment adviser to the Quant Fund pursuant to the Quant Advisory Agreement, which is attached hereto as Exhibit C, and Polaris serves as the sub-advisor to the Quant Fund pursuant to the Quant Sub Advisory Agreement, which is attached hereto as Exhibit D. The Fees payable under the Quant Advisory Agreement are 1.00% of average annual assets under management. The Fees payable by Quantitative to Polaris under the Quant Sub-Advisory Agreement are based upon the amount of assets in the Quant Fund as follows: (i) 0.35% of the aggregate average daily net asset value of the Quant Fund for assets in the Quant Fund up to $35,000,000 (ii) 0.40% of the aggregate average daily net asset value of the Quant Fund for assets in the Quant Fund over $35,000,000 and up to $200,000,000 and (iii) 0.50% of the aggregate average daily net asset value of the Quant Fund for assets over $200,000,000. The fees payable to Polaris are borne by Quantitative and not by the Quant Fund.

      If shareholders do not approve the Reorganization Plan and the resulting Reorganization, then Quantitative will only be entitled to recover out of the escrow account the costs it incurred (plus interest) in serving as the SSR Fund's investment adviser during the term of the Interim Advisory Agreement. As before, Quantitative is responsible for making any payments to the Sub Advisor pursuant to the Interim Sub-Advisory Agreement out of those amounts; if the Reorganization is not approved, Polaris would be entitled only to costs incurred in serving as interim sub-adviser. The Interim Advisory Agreements would subsequently terminate and the SSR Board of Trustees would be required to appoint a new investment adviser to the SSR Fund.

      DISTRIBUTION ARRANGEMENTS. Prior to December 6, 2002, State Street Research Investment Services, Inc. (an affiliate of State Street Research) served as the SSR Fund's principal distributor. Since December 6, 2002, U.S. Boston Capital Corporation (an affiliate of Quantitative and herein after defined as the "Quant Distributor") has assumed this role. As agent for the SSR Fund, the Quant Distributor uses its best efforts to distribute shares of the SSR Fund on a continuous basis. Fund shares are sold through broker-dealers who have entered into sales agreements with State Street Research Investment Services, Inc. Class A, Class B(1), Class B, Class C and Class S shares of the SSR Fund may be purchased at the next determined net asset value per share plus, in the case of the Class A shares and subject to certain exceptions, a sales charge which is imposed at the time of purchase (the maximum sales charge is 5.75%). In the case of all classes of shares, except Class S shares and subject to certain exceptions, a CDSC is charged on the sale of such shares, which is determined as a percentage of the original purchase price or the redemption price, whichever is lower (the maximum CDSC is 1.00% on Class A (only applies to Class A shares that were not subject to an initial sales charge), 5.00% on Classes B(1) and B and 1.00% on Class C shares). The Quant Distributor may reallow all or a portion of these sales charges to retail dealers involved in the transaction.

      Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the SSR Fund is authorized to pay the Quant Distributor a service fee at the annual rate of 0.25% of the average daily net assets of the SSR Fund's Class A, B(1), B and C shares. The SSR Fund also pays a distribution fee to the Quant Distributor at an annual rate of (i) up to 0.15% of the average daily net assets of Class A shares, and (ii) 0.75% of the average daily net assets of Class B(1), Class B and Class C shares. The Class S shares are not subject to the Rule 12b-1 plan. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Quant Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes. Under the Rule 12b-1 plan covering Class A, Class B and Class C shares, the SSR Fund's payments are intended to reimburse the Quant Distributor for expenditures incurred under the plan, and any unused payments are returnable to the SSR Fund. Under the Rule 12b-1 plan covering Class B(1) shares, the SSR Fund's payments compensate the Quant Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the SSR Fund. See the section entitled "Purchase, Redemption and Exchange Policies" for additional information about the purchase or sale of Fund shares.

      The Quant Distributor also acts as the principal distributor for the Quant Fund. As such, the Quant Distributor, as agent for the Quant Fund, uses its best efforts to distribute shares of the Quant Fund on a continuous basis. Fund shares are sold through broker-dealers who have entered into sales agreements with the Quant Distributor. Ordinary shares and Institutional shares of the Quant Fund are offered for sale at the next determined net asset value. No sales commissions are charged on purchases of these shares. However, while Ordinary shares charge a Deferred Sales Charge of 1.00% upon redemption of the shares which is paid the Quant Fund's Distributor. Shareholders of the SSR Fund who receive Ordinary shares will not be subject to this Deferred Sales Charge.

      Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Quant Fund is authorized to make payments to the Quant Distributor in connection with the distribution and shareholder services provided with respect to the Ordinary shares at the annual rate of 0.25% of the Quant Fund's average daily net assets attributable to Ordinary shares. Amounts received by the Quant Distributor under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. Like the SSR Fund's Rule 12b-1 plan relating to Class B(1) shares, the Quant Fund's Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by the Quant Distributor.

      OTHER SERVICE PROVIDERS. The administrator for the SSR Fund is State Street Research Investment Services, Inc., which also served previously as the SSR Fund's distributor, and the transfer agent and custodian is State Street Bank and Trust Company ("State Street Bank"). Pursuant to an agreement between the SSR Fund and State Street Bank as transfer agent to the SSR Fund, State Street Bank issues credits to the SSR Fund as a result of invested cash balances which are used to reduce a portion of the SSR Fund's expenses. For the year ended October 31, 2001, the SSR Fund's transfer agent fees were reduced by $[ ] under this arrangement. This expense offset arrangement will be discontinued, assuming the Reorganization is consummated. State Street Research Investment Services, Inc. and State Street Research are affiliates.

      The transfer agent and administrator for the Quant Fund is Quantitative Institutional Services, a division of Quantitative. ("QIS") and the custodian for Quant Fund is State Street Bank Kansas City. Upon completion of the Reorganization, the current service providers for the Quant Fund will continue to service the Quant Fund.

      INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as independent accountants to both the SSR Fund and the Quant Fund, and will continue to serve as such to the Quant Fund upon completion of the Reorganization.

      NET ASSET VALUE. The net asset value of a mutual fund ("NAV"), plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund. The net asset value for the Quant Fund is calculated in the same manner as the net asset value for the SSR Fund.

      For both Funds the NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. A Fund calculates its NAV by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

      The NAV of each class of shares of a Fund is determined as of the close of market on the NYSE (ordinarily 4:00 p.m., Eastern Standard time) on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. Both Funds may also invest in securities listed on foreign exchanges that trade on days on which those Funds do not compute net asset value (i.e., Saturdays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days. Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order.

      The Funds' assets are valued primarily on the basis of market quotations. For certain foreign securities, where no sales have been reported, the Funds may value such securities at the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars using current exchange rates. If a Fund holds securities listed primarily on a foreign exchange that trades on days that the Fund is not open for business, the value of your shares may change on days when you cannot buy or sell shares. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.

      Securities and assets for which market prices are not readily available including any restricted securities will be valued at their fair value following procedures approved by the Trustees.

      The Funds may not use the same pricing service, which could result in pricing differences at the time of the Reorganization.

      PURCHASE INFORMATION. The following provides certain comparative information regarding the purchase of shares of the SSR Fund and the Quant Fund.

      THE SSR FUND. The SSR Fund offers five share classes, each with its own sales charge and expense structure, as follows: Class A, Class B(1), Class B, Class C and Class S. The SSR Fund's Class B shares are only offered to current Class B shareholders through reinvestment of dividends and distributions.

      Class A Shares

      Class A shares of the SSR Fund are offered and sold at the next offering price, which is the sum of the net asset value per share (computed after the purchase order and funds are received by the transfer agent) and the sales charge indicated below.

                                                  Total Sales Charge
                                     -------------------------------------------

                                     As a Percentage of     As a Percentage of
            Your Investment            Offering Price         Your Investment
            ---------------            --------------         ---------------

    Up to $50,000                          5.75%                   6.10%
    $50,000 to $100,000                    4.50%                   4.71%
    $100,000 to $250,000                   3.50%                   3.63%
    $250,000 to $500,000                   2.50%                   2.56%
    $500,000 to $1,000,000                 2.00%                   2.04%
    $1,000,000 or more(1)                See Below               See Below

----------
(1) If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them.

      The initial sales charge on purchases of Class A shares of the SSR Fund may be reduced in the following circumstances:

      o LETTER OF INTENT. If a shareholder anticipates purchasing a stated dollar amount of shares within a 13-month period, the shareholder may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent.

      o RIGHT OF ACCUMULATION. A shareholder qualifies for cumulative quantity discounts on the purchase of shares when the shareholder's new investment, together with the current value of shares of the SSR Fund, reaches a discount level.

      Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements. In addition, the Class A shares charge is waived with respect to sales to certain affiliated persons and entities of the SSR Fund because of the reduced sales effort and expense required to educate such persons about the SSR Fund, as described in more detail in the SSR Fund's Statement of Additional Information.

      Class B(1) Shares
      -----------------

      With Class B(1) shares, you pay no sales charge when you invest, but you are charged a CDSC when you sell shares you have held for six years or less, as described in the table below.

                                             This Percentage of NAV at the
                                             Time of Purchase (or of Sale,
       When You Sell Shares in This            if Lower) is Deducted from
        Year After You Bought Them                    Your Proceeds
        --------------------------                    -------------
        First Year                                         5.00%
        Second Year                                        4.00%
        Third Year                                         3.00%
        Fourth Year                                        3.00%
        Fifth Year                                         2.00%
        Sixth Year                                         1.00%
        Seventh or Eighth Year                             None

      Class B(1) shares automatically convert to Class A shares after eight years.

      Class B Shares
      --------------

      With Class B shares, you pay no sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

                                             This Percentage of NAV at the
                                             Time of Purchase (or of Sale,
       When You Sell Shares in This            if Lower) is Deducted from
        Year After You Bought Them                    Your Proceeds
        --------------------------                    -------------
        First Year                                         5.00%
        Second Year                                        4.00%
        Third Year                                         3.00%
        Fourth Year                                        3.00%
        Fifth Year                                         2.00%
        Sixth Year or later                                None

      Class B shares automatically convert to Class A shares after eight years.

      Class C Shares
      --------------

      With Class C shares, you pay no sales charge when you invest, but if you sell your Class C shares within 12 months of purchase, you will have to pay a CDSC of 1.00% of your purchase price (or the sale price, if lower).

      Class S Shares
      --------------

      Class S shares have no sales charges or CDSCs.

      The CDSC for all share classes that charge a CDSC is based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. To ensure that you pay the lowest CDSC possible, the SSR Fund always uses the shares with the lowest CDSC to fill your sell requests. The CDSC may be waived under certain circumstances, as discussed in the SSR Fund's Statement of Additional Information.

      QUANT FUND. The Quant Fund offers two classes of shares: Ordinary Shares and Institutional Shares. Ordinary Shares are available to all purchasers and are subject to a 0.25% fee charged pursuant to Rule 12b-1 of the 1940 Act ("12b-1 fee") and a deferred sales charge of 1.00%, based on the value of the shares redeemed. The 1.00% deferred sales charge will not be charged on shares received by SSR Fund shareholders in exchange for shares of the SSR Fund. If, however, shares of the SSR Fund exchanged for shares of the Quant Fund were subject to a Contingent Deferred Sales Charge then that charge will continue to apply, according to the same payment schedule to the Ordinary Shares received. Institutional Shares are available to limited classes of purchasers and are not subject to a sales charge, or on a "no-load" basis. Both classes of shares represent interests in the same portfolios of securities and each has the same rights, except that Ordinary Shares have exclusive voting rights with respect to the SSR Funds' 12b-1 Plan, which is described below.

      Ordinary Shares
      ---------------

      The minimum initial investment is generally $2,500. However, you may make a minimum investment of $1,000 if you:

      o    participate in the Quant Funds' Automatic Investment Plan;

      o    open a Uniform Gifts/Transfers to Minors account; or

      o open an Individual Retirement Account ("IRA") or an account under similar plan established under the Employee Retirement Income Security Act of 1974, or for any pension, profit sharing or other employee benefit plan or participant therein, whether or not the plan is qualified under Section 401 of the Internal Revenue Code, including any plan established under the Self-Employed Individuals Tax Retirement Act of 1962 (HR-10). The Funds or the Distributor, at their discretion, may waive these minimums.

      You may make subsequent purchases in any amount, although the Quant Fund or the Quant Distributor, at their discretion, reserve the right to impose a minimum at any time.

      Institutional Shares
      --------------------

      Institutional Shares of the Quant Fund generally are available in minimum investments of $1,000,000 or more. You may only purchase Institutional Shares, subject to the $1,000,000 minimum, if you fall under one of the following classes of investors:

           (i) benefit plans with at least $10,000,000 in plan assets and 200 participants, that either have a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access their plan investments without incurring adverse tax consequences or which allow their participants to select among one or more investment options, including the fund; (ii) banks and insurance companies purchasing shares for their own account; (iii) a bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds purchasing for non-discretionary customers or accounts; (iv) certain fee paid registered investment advisors not affiliated with Quantitative or the Quant Distributor purchasing on behalf of their clients; and (v) investors who hold Institutional Shares purchasing for existing Institutional Share accounts.

      Clients of certain securities dealers not affiliated with the Quant Distributor offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs may purchase Institutional Shares subject to a minimum initial investment of $250,000 in the aggregate at the investment management level and/or $100,000 at the individual client level. The securities dealers offering WRAP fee or similar programs may charge a separate fee for purchases and redemptions of Institutional Shares. Neither the Quant Fund, nor Quantitative, nor the Quant Distributor receives any part of the separate fees charged to clients of such securities dealers or financial advisors.

      The following types of investors may also purchase Institutional Shares and are not subject to any minimum initial investment requirement: (i) any state, county, city, or any instrumentality, department, authority, or agency of these entities or any trust, pension, profit-sharing or other benefit plan for the benefit of the employees of these entities which is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company; and (ii) officers, partners, trustees or directors and employees of the Quant Fund, the Quant Fund's affiliated corporations, or of the sub-advisor and their affiliated corporations (a "Quant Fund Employee"), the spouse or child of a Quant Fund Employee, a Quant Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Quant Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Quant Distributor has a sales agreement or the spouse or child of such employee. To qualify for the purchase of Institutional Shares, Quant Fund Employees and other persons listed in section (ii) must provide Quantitative Institutional Services, the Quant Funds' Transfer Agent, with a letter stating that the purchase is for their own investment purposes only and that the shares will not be resold except to the Quant Fund.

      Institutional Shares are not subject to any sales charges, including fees pursuant to the Quant Fund's 12b-1 Plan. Investments in Institutional Shares require a special Account Application. Please call 1-800-331-1244 for an Application. Please refer to the Quant Fund's Statement of Additional Information, which is incorporated by reference herein, for more information.

      PURCHASE, REDEMPTION, AND EXCHANGE POLICIES. The following chart highlights the purchase, redemption, and exchange policies of the SSR Fund as compared to the policies of the Quant Fund.

--------------------------------------------------------------------------------
PURCHASE, REDEMPTION
AND EXCHANGE POLICIES  SSR FUND                     QUANT FUND
--------------------------------------------------------------------------------
Minimum initial        $1,000 for accounts that     Ordinary shares:
purchase               use the SSR Fund's
                       "Investamatic" program          Regular Accounts:  $2,500

                       $2,500 for all other            UGMA or UTMA Account or
                       accounts                        Individual Retirement
                                                       Account ("IRA") or an
                                                       account under similar
                                                       plan established under
                                                       the Employee Retirement
                                                       Income Security Act of
                                                       1974, or for any pension,
                                                       profit sharing or other
                                                       employee benefit plan or
                                                       participant therein,
                                                       whether or not the plan
                                                       is qualified under
                                                       Section   401 of the
                                                       Internal Revenue Code,
                                                       including any plan
                                                       established under the
                                                       Self-Employed Individuals
                                                       Tax Retirement Act of
                                                       1962 (HR-10):   $1,000

                                                       Participate in the
                                                       Quant Funds' Automatic
                                                       Investment Plan : $1,000

                                                    Institutional Class:

                                                       All accounts (except for
                                                       registered investment
                                                       advisers with an initial
                                                       investment of at least
                                                       $250,000): $1 million

                                                    Note: the Quant Fund will
                                                    waive these minimums for
                                                    accounts transferred as part
                                                    of the Reorganization
--------------------------------------------------------------------------------
Additional investments $50 for any account          Ordinary shares:

                                                       $100 for any account

                                                    Institutional Class:

                                                       All accounts: no minimum
--------------------------------------------------------------------------------
Purchases              By check, wire, through a    Ordinary shares:
                       securities dealer,
                       electronic funds transfer,      By check, wire, through a
                       or Investamatic                 securities dealer,
                                                       automatic investment
                                                       plan, exchange privilege,
                                                       direct from a bank
                                                       account

                                                    Institutional Class:

                                                       By wire, exchange
                                                       privilege
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Redemptions            By check, wire, through a    Ordinary shares:
                       securities dealer,
                       electronic funds transfer,      By check, wire,
                       Internet, telephone,            electronic funds
                       systematic withdrawal plan,     transfer, exchange
                       or in kind                      privilege, systematic
                                                       withdrawal plan, through
                                                       a securities dealer

                                                    Institutional Class:

                                                       By wire, exchange
                                                       privilege
--------------------------------------------------------------------------------
Exchange privileges    Yes, Fund shareholders may   Yes, shareholders of both
                       exchange their shares        classes of shares may
                       between and among other      exchange their shares for
                       State Street Research        the same class of shares
                       mutual funds                 between and among the Quant
                                                    Family of Funds-currently,
                                                    there are 5 mutual funds
                                                    from which to choose.

--------------------------------------------------------------------------------

      For a more complete discussion of the each Funds' purchase, redemption, and exchange policies, please see the applicable sections of each Fund's Prospectus, which are incorporated by reference into this Proxy
Statement/Prospectus.

      Regarding redemptions of shares of the Quant Fund, please note the following:

      o If you redeem shares through a securities dealer or other intermediary, you may be charged a fee.

      o If you redeem shares shortly after you purchase shares, the payment of your redemption proceeds may be delayed by up to 15 days to allow your purchase check or electronic transaction to clear.

      o While the Quant Fund does charge a Deferred Sales Charge on redemptions of Ordinary Shares, shares transferred as part of the Reorganization will not be charged a Deferred Sales Charge; provided however, that if shares transferred pursuant to the Reorganization were subject to a CDSC, then such shares will continue to be subject to such charge at the same rate and using the same schedule as the shares were subject prior to the Reorganization. When you redeem shares subject to a CDSC, the Quant Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Quant Distributor.

      o Some redemptions require a signature guarantee, such as if a shareholder requests that redemption proceeds be sent to a different name or address than is registered on an account. A signature guarantee is designed to protect shareholders and the Quant Fund against fraudulent transactions by unauthorized persons.

      o The Quant Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Quant Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Quant Fund does not expect to make in-kind distributions, and if it does, the Quant Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Quant Fund's net assets, whichever is less. The Quant Fund will pay all of your redemption proceeds in cash if you provide the Quant Fund with at least 30 days' notice before you plan to redeem. You must specify the dollar amount or number of shares to be redeemed and the date of the transaction, a minimum of 30 days after receipt of the instruction by the Quant Fund. You may make the instruction by telephone if you have telephone redemption privileges; otherwise, your request must be in writing with all signatures guaranteed. If you make a request and subsequently cancel it, subsequent redemption requests may not all be paid in cash unless the subsequent request is at least 90 days after the date of the prior canceled redemption request.

      Finally, please note that some shareholder account options that are currently available to Fund shareholders may not be available after the Reorganization. For example, the SSR Fund offers checkwriting privileges for shareholder accounts, while the Quant Fund does not. Please refer to the Quant Fund's Prospectus for a description of shareholder account options.

      DIVIDENDS AND DISTRIBUTIONS. Both Funds' policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions of both Funds are made once a year in December.

      As a shareholder of Quant Fund, unless you elect otherwise, all distributions will be automatically reinvested in additional shares of the Quant Fund. You may also elect to have ordinary income dividends or capital gains distributions paid in cash. All distributions of income or gains, whether received in shares or cash, are taxable and must be reported by you on Federal income tax returns.

      TAX CONSEQUENCES OF INVESTING IN THE FUNDS. In general, the tax consequences of investing in the SSR Fund are the same as those of investing in the Quant Fund. The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in either Fund may have on your particular tax situation.

      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the funds, whether you take the distributions in cash or reinvest them in additional shares. Distributions derived from a Fund's long-term capital gains and designated as capital gain dividends are taxable as long-term capital gains. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the dividends received deduction for corporate shareholders. Other distributions are generally taxable as ordinary income. Each Fund expects that the majority of its distributions will be designated as capital gains, although the proportion of such distributions may vary. In some cases, subject to certain limitations, shareholders may be permitted to claim a deduction or credit on their income tax returns for their pro rata portion of qualified taxes paid by a Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes. Fund distributions will reduce that Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the U.S., the Funds will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. The Funds are also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

      When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

      Further information relating to tax consequences is contained in each Fund's Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus. Fund distributions also may be subject to state, local and foreign taxes.

      FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. As a condition to the Reorganization, the SSR Fund and the Quant Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, neither the SSR Fund, the Quant Fund, nor their respective shareholders are expected to recognize any gain or loss as a result of the Reorganization. In addition, the tax basis of the Quant Fund shares received by each shareholder of the SSR Fund in the Reorganization is expected to be the same as the tax basis of the SSR Fund shares given up by such shareholder in the Reorganization. In addition, the holding period for the Quant Fund shares received by each shareholder of the SSR Fund is expected to include the holding period for the SSR Fund shares given up by such shareholder, provided that the SSR Fund shares were held as capital assets by the shareholder. Nevertheless, neither the SSR Fund nor the Quant Fund has sought or received a determination by the Internal Revenue Service that the Reorganization will, in fact, be tax free as described above. To the extent the SSR Fund sells securities prior to the Closing Date of the Reorganization, the SSR Fund may recognize net gains or losses in connection with such sales. Any net recognized gains (not offset by capital loss carry forwards) would be distributed to shareholders of the SSR Fund prior to the Closing Date.

The Quant Fund's ability to carry forward the pre-merger losses of the SSR Fund and use them to offset future gains will likely be limited. For example, if the merger had taken place on [ ] , approximately [ ]% of the SSR Fund's net losses would have become permanently unavailable for use by the Quant Fund by reason of the merger. In addition, as a result of the merger, the benefit of the available pre-merger losses of the SSR Fund will be spread among a broader group of shareholders than would have been the case absent the merger. As of [ ], the pre-merger losses of the SSR Fund equaled approximately [ ]% of its net asset value. If the merger had taken place on [ ], pre-merger losses equaling only [ ]% of the combined fund's net asset value would have been available to offset future gains. As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to current shareholders of the SSR Fund following the merger, such shareholders could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if the merger did not occur.

      You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

      EXPENSES OF THE REORGANIZATION. The expenses incurred by the Funds in connection with the Reorganization generally will be paid by Quantitative and State Street Research, whether or not the Reorganization is approved by shareholders, except that any portfolio transfer taxes will be allocated ratably between the Funds in proportion to their net assets as of the Closing Date. Shareholders of the SSR Fund are responsible for their own expenses, if any, incurred in connection with the Reorganization.

      EFFECT OF "FOR" VOTE. By voting "FOR" the Reorganization Plan, you are approving the Reorganization of the SSR Fund from a series of the SSR Trust to a series of the Quant Trust.

      DISSENTERS' RIGHTS OF APPRAISAL. If the Reorganization Plan is approved by shareholders of the SSR Fund, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes contrary provisions of state law. Shareholders will, however, have the right to redeem their Fund shares at net asset value (subject to any applicable CDSC) until the closing of the Reorganization. After the Reorganization, shareholders will hold shares of the Quant Fund, which may also be redeemed at net asset value, subject to any applicable contingent deferred sales charge.

      REQUIRED VOTE. Approval of the Reorganization Plan and the resulting Reorganization requires the affirmative vote of the lesser of (a) 67% or more of the shares of the SSR Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the SSR Fund entitled to vote at the Meeting. Each outstanding full share of the SSR Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. Shareholders of each class of shares of the SSR Fund will vote together on the Reorganization as one voting group.

      The persons named as proxies may propose one or more adjournments of the Meeting on behalf of the SSR Fund without further notice to permit further solicitation of proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders of the SSR Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of a majority of the aggregate number of shares of the SSR Fund present on a given proposal at the Meeting in person or by proxy. For more information on the vote required by this proxy, see "Voting Matters" below.

      If the Reorganization is approved, it is expected to occur on or about March 21, 2003. If the Reorganization is not approved, the SSR Fund's Board of Trustees will consider what alternative actions to take with respect to the SSR Fund, including the possible liquidation of the SSR Fund, which would not be tax free to Fund shareholders.

      RECOMMENDATION OF THE BOARD. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE SSR FUND VOTE FOR THE REORGANIZATION PLAN AND THE RESULTING REORGANIZATION.

                            PROPOSAL 2: OTHER MATTERS

      The Board of Trustees knows of no other matters that may come before the Meeting, other than the proposal as set forth above. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

                             ADDITIONAL INFORMATION

      VOTING MATTERS. The following provides additional information regarding the Meeting and the Board of Trustees' solicitation of proxies.

      METHOD AND COST OF SOLICITATION. This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the SSR Fund's Board of Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet, telegraph, or oral communications by certain employees of State Street Research, who will not be paid for these services, and/or by Quantitative Institutional Services, Inc., and its agents. Except as discussed in this section and as provided in "Expenses of the Reorganization," discussed under Proposal 1 above, Quantitative and State Street Research will bear the expenses incident to the Reorganization. Quantitative and State Street Research may also share in reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the SSR Fund.

      RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE. Shareholders of record at the close of business on Monday, January 13, 2003, the record date for the Meeting, are entitled to one vote for each full share held (and a fractional vote for each fractional share held) on each matter presented at the Meeting, and at any postponements or adjournments thereof. As of the record date, the SSR Fund had _______ shares issued and outstanding.

      QUORUM REQUIRED TO HOLD MEETING. The SSR Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast with respect to the SSR Fund at the Meeting constitutes a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

      For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions may, in the discretion of the SSR Fund, be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist the SSR Fund in obtaining a quorum but would have the same effect as a vote against a proposal. Broker "non-votes" ordinarily will not be considered present and entitled to vote on a proposal. The SSR Fund reserves discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker "non-votes" are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

      PROXIES. Whether you expect to be personally present at the Meeting or not, we encourage you to authorize the proxies to cast your votes. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope, you may call a toll-free telephone number or you may access the website in accordance with the enclosed Voting Instructions. By authorizing the proxies to cast your votes, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted "FOR" the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Meeting, by submitting a subsequent telephone or electronic vote, or written notice of revocation, or a later-dated proxy, or by attending the Meeting and voting his or her shares in person. If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If votes are recorded by telephone, the SSR Fund will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

      In order to reduce costs, the notices to a shareholder having more than one account in the SSR Fund listed under the same Social Security number at a single address may be combined. In such case, the proxy cards will be coded so that a shareholder's votes will be counted for each such account.

      SHARE OWNERSHIP. As of the December 31, 2002, trustees and officers of the SSR Fund as a group owned [LESS THAN 1% OF THE OUTSTANDING VOTING SECURITIES OF THE SSR FUND]. As of the same date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the SSR Fund.


                      NATURE OF                       NUMBER OF     PERCENTAGE
NAME AND ADDRESS      OWNERSHIP     SHARE CLASS       SHARES(1)      OF FUND
----------------      ---------     -----------       ---------      -------




                  [INSERT WHEN INFORMATION BECOMES AVAILABLE]




----------
(1) Full shares owned beneficially or of record as of _________________, 2002.

      The beneficial owner of 25% or more of a voting security is presumed to have "control," for purposes of the 1940 Act, absent a determination to the contrary by the SEC. A person who controls the SSR Fund could have effective control over the outcome of matters submitted to a vote of shareholders of the SSR Fund. Based on the information provided above, [NO PERSON] owned a controlling interest in the Fund as of December 31, 2002.

      CAPITALIZATION. The following tables show the capitalization of the SSR Fund and the Quant Fund as of September 30, 2002 (unaudited), and of the Quant Fund on a pro forma basis as of September 30, 2002 (unaudited), giving effect to the Reorganization.

     SSR FUND SHARE
         CLASS            NET ASSETS       SHARES OUTSTANDING      NAV PER SHARE
     --------------       ----------       ------------------      -------------
     Class A             $ 24,576,090           3,148,390              $7.81
     Class B(1)          $ 6,860,465             934,673               $7.34

     Class B             $ 7,216,302             982,826               $7.34
     Class C             $ 1,471,544             199,742               $7.37
     Class S             $ 8,443,133            1,058,637              $7.98

     QUANT FUND
     SHARE CLASS          NET ASSETS       SHARES OUTSTANDING      NAV PER SHARE
     -----------          ----------       ------------------      -------------
     Ordinary Shares      $27,504,674           3,526,914              $7.80
     Institutional
       Shares              $ 835,466             106,532               $7.84

Pro Forma Combined

     QUANT FUND
     SHARE CLASS          NET ASSETS       SHARES OUTSTANDING      NAV PER SHARE
     -----------          ----------       ------------------      -------------
     Ordinary Shares      $67,629,075           8,670,394              $7.80
     Institutional
       Shares              $9,278,599           1,183,495              $7.84

      INFORMATION ON FILE WITH THE SEC. This Proxy Statement/Prospectus Statement and the related Statement of Additional Information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Company has filed with the SEC under the Securities Act of 1933 and the 1940 Act to which reference is hereby made.

      The SSR Trust and the Quant Trust are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information relating to the SSR Fund and the Quant Fund, respectively, with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC also maintains a web site at http://www.sec.gov which contains the Prospectuses and Statements of Additional Information for the SSR Fund and the Quant Fund, materials that are incorporated by reference into their respective Prospectuses and Statements of Additional Information, and other information.

                                  LEGAL MATTERS

      Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Quant Fund pursuant thereto will be passed on by Kirkpatrick & Lockhart, 75 State Street, Boston, Massachusetts, counsel to the Quant Trust.

                          FINANCIAL HIGHLIGHTS; EXPERTS

      For a table of the financial highlights of the Quant Fund, see "Financial Highlights" in the Quant Fund prospectus enclosed herewith and incorporated by reference herein. The most recent financial highlights of the Quant Fund included in the Quant Fund's Semi-Annual Report for the period ended September 30, 2002, are attached as Exhibit F. This information is derived from and should be read in conjunction with the financial statements of the Quant Fund and notes thereto, included in the Quant Fund's Annual Report for the period ended March 31, 2002, which are incorporated by reference into the SAI together with the report of the independent auditors thereon.

      Quant Fund
      ----------
      The financial statements incorporated in this Proxy Statement/Prospectus by reference to the Annual Report to Shareholders of the Quant Fund for the year ended March 30, 2002 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, give on the authority of said firm as experts in auditing and accounting.

      SSR Fund
      --------

      The financial statements incorporated in this Proxy Statement/Prospectus by reference to the Annual Report to Shareholders of the Quant Fund for the year ended October 31, 2002 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, give on the authority of said firm as experts in auditing and accounting.

                     FUTURE MEETINGS; SHAREHOLDER PROPOSALS

      The SSR Fund is not required to hold annual meetings of shareholders, and, accordingly, the SSR Fund generally does not hold such meetings in any year, unless certain specified shareholder actions are required to be taken under the 1940 Act.

      Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the SSR Fund's shareholders must be received by the SSR Fund a reasonable period of time prior to any such meeting. If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the SSR Fund.




                                               Francis J. McNamara, III
                                               Secretary
January _, 2003

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

      This Agreement and Plan of Reorganization (the "Agreement") is made as of December 9, 2002 in Boston, Massachusetts, by and between State Street Research Financial Trust (the "SSR Trust"), a Massachusetts business trust, on behalf of its State Street Research International Equity Fund series (the "Acquired Fund"), and Quantitative Group of Funds (the "Quant Trust"), a Massachusetts business trust, on behalf of its Quant Foreign Value Fund series (the "Acquiring Fund").

PLAN OF REORGANIZATION

      (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Ordinary shares of beneficial interest of the Acquiring Fund (the "Ordinary Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A, Class B(1), Class B and Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A, Class B(1), Class B and Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) a number of full and fractional Institutional shares of beneficial interest of the Acquiring Fund (the "Institutional Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Ordinary Reorganization Shares and the Institutional Reorganization Shares shall be referred to collectively as the "Reorganization Shares"). It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      (b) Upon consummation of the transaction described in paragraph (a) above, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B(1), Class B and Class C shareholders of record as of the Exchange Date the Ordinary Reorganization Shares, and to Class S shareholders of record as of the Exchange Date the Institutional Reorganization Shares, each such shareholder being entitled to receive that proportion of such Ordinary or Institutional Reorganization Shares which the number of Class A, Class B(1), Class B, Class C and Class S shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund outstanding on the Exchange Date. Certificates representing the Ordinary and Institutional Reorganization Shares will not be issued. All issued and outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

      (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, but in all events within six months after the Exchange Date, the

SSR Trust shall pay or make provisions for the payment of the remaining debts and taxes, if any, of the Acquired Fund and distribute all remaining assets, if any, to shareholders of the Acquired Fund, and the Acquired Fund shall thereafter be liquidated pursuant to the provisions of the Declaration of Trust of State Street Research Financial Trust, as amended (the "SSR Trust Declaration of Trust"), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

      The Acquiring Fund and the Acquired Fund agree as follows:

      1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING FUND. The Quant Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

      a. The Acquiring Fund is a series of the Quant Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

      b. The Quant Trust is duly registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect.

      c. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the six months ended September 30, 2002 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present in all material respects the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect in all material respects the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

      d. The current prospectus and statement of additional information of the Acquiring Fund, each dated August 1, 2002, and any supplement thereto (collectively, as from time to time amended, the "Acquiring Fund Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and does not contain as of the date hereof, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Quant Trust or the Acquiring Fund, threatened against the Quant Trust or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of September 30, 2002, those incurred in the ordinary course of its business as an investment company since September 30, 2002 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2002, whether or not incurred in the ordinary course of business.

      g. As of the Exchange Date, the Acquiring Fund will have filed (or has obtained valid extensions of filing dates for) all federal and other tax returns and reports which, to the knowledge of the Quant Trust's officers, are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

      h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) ("Blue Sky Laws").

      i. The registration statement (the "Registration Statement") filed with the Commission by the Quant Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder and the proxy statement of the Acquired Fund filed with the Commission relating to the meeting of the Acquired Fund shareholders referred to in Section 7(a) and Section 7(b) herein (together with the documents incorporated therein by reference, the "Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not materially misleading; and at the time of the shareholders meetings referred to in Sections 7(a) and 7(b) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Quant Trust and the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not materially misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement made in reliance upon and in conformity with information furnished in writing by the

Acquired Fund to the Acquiring Fund specifically for use in the Registration Statement or the Proxy Statement.

      j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Acquiring Fund Prospectus, the Registration Statement or the Proxy Statement.

      k. The Acquiring Fund has elected to be treated as a "regulated investment company" under Sections 851 and 852 of the Code and has qualified as such for each taxable year of its operations and will qualify as such at all times through and including the Exchange Date.

      l. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

      m. The Reorganization Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

      n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

      o. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Quant Trust by a vote taken at a meeting of such Board called for such purpose.

      2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED FUND. The SSR Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

      a. The Acquired Fund is a series of the State Street Research Financial Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement.

      b. The SSR Trust is duly registered with the Commission as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

      c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended October 31, 2002 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present in all material respects the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect in all material respects the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

      d. The current prospectus and statement of additional information of the Acquired Fund, each dated March 1, 2002, and any supplement thereto (collectively, as from time to time amended, the "Acquired Fund Prospectus"), which have been previously furnished to the Acquiring Fund, did not contain as of such date and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

      e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the SSR Trust or the Acquired Fund, threatened against the SSR Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the SSR Trust's registration statement on Form N-lA, the Acquired Fund Prospectus or Proxy Statement.

      g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of October 31, 2002 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2002, whether or not incurred in the ordinary course of business.

      h. As of the Exchange Date, the Acquired Fund will have filed (or has obtained valid extensions of filing dates for) all federal and other tax returns and reports which, to the knowledge of the SSR Trust's officers, are required to have been filed by the Acquired Fund by the Exchange Date, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

      i. At the Exchange Date, the SSR Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities of Acquired Fund subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 2002, referred to in Section 2(b) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

      j. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or Blue Sky Laws.

      k. The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not materially misleading; and at the time of the shareholders meetings referred to in Section 7(a) and Section 7(b) and on the Exchange Date, the Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not materially misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement made by the Acquiring Fund or made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or the SSR Trust specifically for use in the Registration Statement or the Proxy Statement.

      l. The Acquired Fund has elected to be treated as a "regulated investment company" under Sections 851 and 852 of the Code has qualified as such for each taxable year of its operations and will qualify as such at all times through and including the Exchange Date.

      m. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of SSR Trust by a vote taken at a meeting of such Board called for such purpose.

      n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

      o. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

      3. REORGANIZATION.

      a. Subject to the requisite approval of the shareholders of the Acquired Fund and, if necessary, the Acquiring Fund, and to the other terms and conditions contained herein (including the Acquired Fund's obligation to make the distribution described in Section 8(j)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund on the Exchange Date, all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, (i) distribute all of the Ordinary Reorganization Shares received by it to Class A, Class B(1), Class B and Class C shareholders of the Acquired Fund in exchange for their Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund and (ii) distribute all of the Institutional Reorganization Shares received by it to Class S shareholders of the Acquired Fund in exchange for their Class S shares of the Acquired Fund.

      b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

      c. Pursuant to Section 4 below, the net value of assets of Acquired Fund and the net asset value per share of Acquiring Fund shall be determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day preceding the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

      d. In the event that trading on the NYSE or on another exchange or market on which the securities held by Acquired Fund shall be disrupted during the Valuation Time so that, in the judgment of the SSR Trust, accurate appraisal of the net assets of the Acquired Fund to be transferred hereunder or the assets of Acquiring Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall, in the judgment of the SSR Trust, have been resumed without disruption. In such event, the Exchange Date shall be postponed accordingly.

      4. TRANSACTION. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Ordinary Reorganization

Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A, B(1), B and C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A, B(1), B and C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) a number of full and fractional Institutional Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date.

      a. The net asset value of the Ordinary and Institutional Reorganization Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

      b. The net asset value of the Ordinary and Institutional Reorganization Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund shall be determined by the Acquired Fund, in cooperation with the Acquiring Fund, pursuant to procedures which the Acquired Fund would use in determining the fair market value of the Acquired Fund's assets and liabilities.

      c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

      d. The Acquired Fund shall distribute the Reorganization Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for the Acquired Fund shareholders in accordance with such written instructions. Such distribution will proceed in the manner set forth in paragraph (b) of the Plan of Reorganization above.

      e. After the close of business on the business day on which the Valuation Time is determined, the Acquired Fund shall issue instructions providing for the delivery of all assets of Acquired Fund to the custodian for the Acquiring Fund to be held for the account of Acquiring Fund, effective as of the Exchange Date.

      f. The Acquiring Fund shall assume all liabilities of the Acquired Fund existing as of the Exchange Date, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement. The Acquired Fund will discharge all known liabilities of the Fund, so far as may be possible, prior to the Exchange Date.

      5. EXPENSES, FEES, ETC.

      a. All fees and expenses, including legal, accounting expenses and the costs of proxy materials and proxy solicitation with respect to shareholders of the Acquired Fund that will be incurred in connection with the consummation by the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement will be borne by Quantitative Investment Advisors, Inc. ("Quantitative") and State Street Research & Management Company ("State Street Research"), provided, however, that portfolio transfer taxes (if any) or other similar expenses will be allocated ratably between the Acquiring Fund and the Acquired Fund in proportion to their net assets as of the Valuation Time, and provided further, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

      b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Quantitative and State Street Research shall be responsible for all expenses.

      c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

      6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at Boston, Massachusetts, on such date and time as the Acquiring Fund and the Acquired Fund shall agree upon after shareholder approval of the reorganization, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

      7. MEETINGS OF SHAREHOLDERS; DISSOLUTION.

      a. The SSR Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided and adopting this Agreement. The parties hereto understand and agree that the approval of this Agreement and Plan of Reorganization by the shareholders of the Acquired Fund has the effect of, and constitutes, not only the approval by such shareholders of the transactions described herein, but also (i) their approval of the present Quant advisory agreement, (ii) their ratification of the payment of investment advisory fees to Quantitative pursuant to the Interim Contract and (iii) their ratification of the payment of investment subadvisory fees to Polaris pursuant to the Interim Subadvisory Contract.

      b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the SSR Trust Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

      c. The Acquiring Fund, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, will file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

      8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

      a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      b. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      c. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that (i) the SSR Trust is a Massachusetts business trust duly formed and is validly existing under the laws of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the SSR Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Quant Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the SSR Trust and the Acquired Fund; (iii) the SSR Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the SSR Trust Declaration of Trust or By-Laws of the SSR Trust or any provision of any material agreement known to such counsel to which the SSR Trust or the Acquired Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the SSR Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

      d. That the Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart (which opinion would be based upon certain factual representations and subject to certain qualifications), dated as of the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and the court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund and assumption of liabilities pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

      e. That from the date of this Agreement, through the Exchange Date, there shall not have been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Acquired Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;
(ii) any loss (whether or not covered by insurance) suffered by Acquired Fund materially and adversely affecting Acquired Fund, other than depreciation of securities; (iii) any indebtedness incurred by Acquired Fund for borrowed money or any commitment to borrow money entered into by Acquired Fund except as permitted in Acquired Fund Prospectus and disclosed in financial statements required to be provided under this Agreement; (iv) any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Acquired Fund except as provided in Acquired Fund Prospectus so long as it will not prevent Acquired Fund from complying with Section 2(c) herein. In making the representations described in this Section 8(e), the Acquired Fund shall be entitled to rely upon a certificate to such effect from Quantitative.

      f. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

      g. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Quant Trust or the Acquiring Fund, threatened by the Commission.

      h. That the SSR Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable Blue Sky Laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      i. That all actions taken by the SSR Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

      j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for its taxable years ending on or after October 31, 2002 and on or prior to the Exchange Date.

      k. That the Acquired Fund shall have furnished to the Acquiring Fund its records as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

      l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a record identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

      m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) its records setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

      9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

      a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      b. That the Quant Trust, on behalf of the Acquiring Fund, shall have accepted from the Acquired Fund a statement, dated as of the Exchange Date, from the Acquired Fund of its liabilities which the Acquiring Fund will assume, and that the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, dated as of the Exchange Date, pursuant to which it assumes all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

      c. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

      d. That the Acquired Fund shall have received an opinion of Kirkpatrick & Lockhart, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated as of the Exchange Date, to the effect that (i) the Quant Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;
(ii) the Reorganization Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Quant Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Quant Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the SSR Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Quant Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Master Trust Agreement of Quant Group of Funds, as amended (the "Quant Declaration of Trust") or By-Laws of the Quant Trust, or any provision of any material agreement known to such counsel to which the Quant Trust or the Acquiring Fund is a party or by which it is bound; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Quant Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

      e. That the Acquired Fund shall have received an opinion of Kirkpatrick & Lockhart, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain customary qualifications), in form satisfactory to the Acquired Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Acquired Fund; (iii) the aggregate tax basis of the Reorganization Shares that an Acquired Fund's shareholder receives in place of its Acquired Fund shares will be the same as the aggregate tax basis of its Acquired Fund shares exchanged therefor; and (iv) an Acquired Fund's shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

      f. That all actions taken by the Quant Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

      g. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Quant Trust or the Acquiring Fund, threatened by the Commission.

      h. That the Quant Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable Blue Sky Laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      10. WAIVER OF CONDITIONS. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel, or an officer authorized by the Board of

Trustees of the SSR Trust or the Quant Trust, as the case may be, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a); provided, however, that any such waiver must be in writing and promptly delivered to the non-waiving party.

      11. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the SSR Trust or Quant Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

      12. TERMINATION. The Acquired Fund and the Acquiring Fund may, by written consent of the respective Board of Trustees of the SSR Trust and the Quant Trust on behalf of their respective fund, terminate this Agreement. Any written termination shall be promptly delivered to the non-terminating party.

      13. NOTICES. All notices required or permitted to be given under this Agreement shall be given in writing to Quant Group of Funds, 55 Old Bedford Road, Lincoln, MA 01773 (Attention: Fredrick Marius), or to State Street Research Financial Trust, One Financial Center, Boston, MA 02111 (Attention:
Francis McNamara) or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

     13. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto (which shall not require shareholder approval), and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

      14. PUBLICITY. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties shall mutually determine.

      15. DECLARATIONS OF TRUST. A copy of each of the SSR Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and the Quant Trust Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the undersigned officer or assistant officer of the Acquired Fund or Acquiring Fund on behalf of the Trustees of the SSR Trust on behalf of the Acquired Fund and on behalf of the Trustees of the Quant Trust on behalf of the Acquiring Fund, in each case as officer or assistant officer and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers, assistant officers, agents or shareholders of the State Street Research Financial Trust or the Quant Group of Funds individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund, as provided in the SSR Trust Declaration of Trust or Quant Trust Declaration of Trust, respectively. No series of SSR Trust or Quant Trust shall be liable for the obligations of any other series of the respective Trusts.

      16. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

                                          STATE STREET RESEARCH FINANCIAL
                                          TRUST,

                                          on behalf of its State Street
ATTEST:                                   Research International Equity Fund


By:__________________________             By:_______________________________



                                          QUANT GROUP OF FUNDS
                                          TRUST,

ATTEST:                                   on behalf of its
                                          Quant Foreign Value Fund




By:_________________________             By:________________________________

                                                                       EXHIBIT B

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

      FUNDAMENTAL POLICIES. The following are the fundamental investment restrictions and limitations of the Fund and the Quant Fund which may not be changed without approval of the holders of a "majority" (as that term is defined in the 1940 Act) of the respective Fund's outstanding shares.

--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL        QUANT FOREIGN VALUE FUND
EQUITY FUND
--------------------------------------------------------------------------------
It is the SSR Fund's policy:               Unless indicated otherwise below, the
                                           Quant Fund:
1. not to borrow money or purchase
   securities on margin, provided,         1. May not purchase any security
   however, that this restriction shall       if as a result the Quant Fund
   not prohibit the Fund from (a)             would then hold more than 10% of
   obtaining such short-term credits as       any class of securities of an
   are  necessary for the clearance of        issuer (taking all common stock
   portfolio transactions, (b)                issues of an issuer as a single
   temporarily borrowing up to 5% of          class, all preferred stock issues
   the value of the Fund's  total             as a single class, and all debt
   assets for extraordinary or                issues as a single class) or more
   emergency purposes, such as  for           than 10% of the outstanding voting
   permitting redemption requests to be       securities of an issuer;
   honored which might  otherwise
   require the sale of securities at a     2. May not purchase any security
   time when it is  not in the Fund's         if as a result the Quant Fund
   best interests or (c) purchasing           would then have more than 10% of
   securities  on a "when-issued" or          the value of its net assets (taken
   "forward commitment" basis.                at current value) invested in any
   Collateral  arrangements entered           of the following types of
   into by the Fund to make margin            investment vehicles: in securities
   deposits  in connection with futures       of companies (including
   contracts, including options on            predecessors) less than three
   futures contracts, are not for these       years old, in securities which are
   purposes deemed to be the  purchase        not readily marketable, in
   of a security on margin. The               securities which are subject to
   aggregate amount of  obligations           legal or contractual restrictions
   identified in (a), (b) and (c)             on resale ("restricted
   above, when  incurred, will not            securities") and in repurchase
   exceed one-third of the amount by          agreements which have a maturity
   which the  Fund's total assets             longer than seven (7) days,
   exceed its total liabilities               provided, however, that the Quant
   (excluding  the liabilities                Fund may not invest more than 15%
   represented by such obligations). If       of its assets in illiquid
   at any  time the Fund's obligations        securities;
   of such type exceed the foregoing
   limitation, such obligations will be    3. May not make short sales of
   promptly reduced to the  extent            securities or maintain a short
   necessary to comply with the               position unless at all times when
   limitation. The Fund will  not issue       a short position is open the Quant
   senior securities, other than those        Fund owns an equal amount of such
   which represent  obligations under         securities or securities
   (a), (b) and (c). For purposes             convertible into, or exchangeable
   hereof,  writing covered call and          without payment of any further
   put options and entering into              consideration for, securities of
   futures  contracts and options             the same issue as, and equal in
   thereon to the extent permitted by         amount to, the securities sold
   the  investment policies described         short, and unless not more than
   in the Prospectus shall not be             10% of the Quant Fund's net assets
   deemed to involve the issuance of          (taken at current value) is held
   senior securities or  borrowings;          as collateral for such sales at
                                              any one time.  Such sales of
                                              securities subject to outstanding
2. not to engage in the underwriting          options would not be made.  The
   of securities of other issuers,            Quant Fund may maintain short
   except to the extent that in selling       positions in a stock index by
   portfolio securities, it may be            selling futures contracts on that
   deemed to be a "statutory"                 index.;
   underwriter for purposes of the
   Securities Act of 1933;                 4. May not issue senior securities,
                                              borrow money or pledge its
                                              assets except that the Quant

3. not to purchase or sell real               Fund may borrow from a bank for
   estate or real estate interests            temporary or emergency purposes in
   (except that the Fund may invest up        amounts not exceeding 10% (taken
   to 10% of its total assets in: (i)         at the lower of cost or current
   readily marketable securities of           value) of its total assets (not
   issuers which deal in real estate or       including the amount borrowed) and
   mortgages; and (ii) readily                pledge its assets to secure such
   marketable securities which are            borrowings.  The Quant Fund will
   secured by real estate or interests        not purchase any additional
   therein, and the Fund reserves             portfolio securities so long as
   freedom of action to hold and to           its borrowings amount to more than
   sell real estate acquired as a             5% of its total assets.  (For
   result of the Fund's ownership of          purposes of this restriction,
   such securities;                           collateral arrangements with
                                              respect to the writing of covered
                                              call options and options on index
4. not to acquire securities for the          futures and collateral
   purpose of exercising control over         arrangements with respect to
   the management of any company or if        margin for a stock index future
   such acquisition would thereupon           are not deemed to be a pledge of
   cause more than 25% of the value of        assets and neither such
   the Fund's total assets to consist         arrangements nor the purchase or
   of (1) securities (other than              sale of stock index futures or the
   securities issued or guaranteed by         purchase of related options are
   the United States government, its          deemed to be the issuance of a
   agencies and instrumentalities)            senior security.);
   which, together with other
   securities of the same issuer,          5. May not purchase or retain
   constitute more than 5% of the value       securities of any company if, to
   of the Fund's total assets and (2)         the knowledge of the Quant Funds,
   voting securities of issuers more          officers and Trustees of the Quant
   than 10% of whose outstanding voting       Funds or of the Manager or of the
   securities are owned by the Fund;          Advisor of the Quant Funds who
                                              individually own more than 1/2 of
5. not to make any investment which           1% of the securities of that
   would cause more than 25% of the           company together own beneficially
   value of the Fund's total assets to        more than 5% of such securities;
   be invested in securities of issuers
   principally engaged in any one          6. May not buy or sell real estate
   industry, as based on industry             or interests in real estate,
   classifications as may be described        although it may purchase and sell
   in the Fund's Prospectus or                securities which are secured by
   Statement of Additional Information,       real estate and securities of
   as amended from time to time;              companies which invest or deal in
                                              real estate;
6. not to invest in physical
   commodities or physical commodity       7. May not act as underwriter
   contracts or options in excess of          except to the extent that, in
   10% of the Fund's total assets,            connection with the disposition of
   except that investments in                 Fund securities, it may be deemed
   essentially financial items or             to be an underwriter under certain
   arrangements such as, but not              provisions of the federal
   limited to, swap arrangements,             securities laws;
   hybrids, currencies, currency and
   other forward contracts, delayed        8. May not make investments for
   delivery and when issued contracts,        the purpose of exercising control
   futures contracts and options on           or management;
   futures contracts on securities,
   securities indices, interest rates      9. May not participate on a joint
   and currencies, shall not be deemed        or joint and several basis in any
   investments in commodities or              trading account in securities;
   commodities contracts; and
                                           10. May not write, purchase, or
7. not to lend money directly to              sell puts, calls or combinations
   natural persons; however, the Fund         thereof, except that the Quant
   may lend portfolio securities and          Fund may (i) write covered call
   purchase bonds, debentures, notes,         options with respect to all of its
   bills and any other debt-related           portfolio securities; (ii)
   instruments or interests directly          purchase put options and call
   from the issuer thereof or in the          options on widely recognized
   open market and may enter into             securities indices, common stock
   repurchase transactions                    of individual companies or baskets
   collateralized by obligations of the       of individual companies in a
   U.S. Government and its agencies and       particular industry or sector;
   instrumentalities or other high            (iii) purchase and write call
   quality securities.                        options on stock index futures and
                                              on stock indices; (iv) sell and
                                              purchase such options to terminate
                                              existing positions;

                                           11. May not invest in interests in
                                              oil, gas or other mineral
                                              exploration or development
                                              programs, although it may invest
                                              in the common stocks of companies
                                              that invest in or sponsor such
                                              programs;

                                           12. May not make loans, except (i)
                                              through the purchase of bonds,
                                              debentures, commercial paper,
                                              corporate notes and similar
                                              evidences of indebtedness of a
                                              type commonly sold privately to
                                              financial institutions, (ii)
                                              through repurchase agreements and
                                              loans of portfolio securities
                                              (limited to 30% of the value of
                                              the Quant Fund's total assets).
                                              The purchase of a portion of an
                                              issue of such securities
                                              distributed publicly, whether or
                                              not such purchase is made on the
                                              original issuance, is not
                                              considered the making of a loan;
                                              or

                                           13. May not invest more than 25% of
                                              the value of its total assets in
                                              any one industry.

                                           Although certain of these policies
                                           envision the Quant Fund maintaining a
                                           position in a stock index by selling
                                           futures contracts on that index and
                                           also envision that under certain
                                           conditions the Quant Fund may engage
                                           in transactions in stock index
                                           futures and related options, the
                                           Quant Fund does not currently intend
                                           to engage in such transactions. The
                                           fund has no intention of purchasing
                                           or selling commodities or commodity
                                           contracts, except that the Quant Fund
                                           may purchase and sell financial
                                           futures contracts and options.

                                           No more than 5% of the value of the
                                           Quant Fund's total assets will be
                                           invested in repurchase agreements
                                           that have maturity longer than seven
                                           (7) days. (Investments in repurchase
                                           agreements which have a longer
                                           maturity are not considered to be
                                           readily marketable and their purchase
                                           is therefore also restricted as set
                                           forth in restriction number (2)
                                           above). In addition, the Quant Fund
                                           will not enter into repurchase
                                           agreements with a securities dealer
                                           if such transactions constitute the
                                           purchase of an interest in such
                                           dealer under the Investment Company
                                           Act of 1940.

                                                All percentage limitations on
                                           investments will apply at the time of
                                           the making of an investment and shall
                                           not be considered violated unless an
                                           excess or deficiency occurs or exists
                                           immediately after and as a result of
                                           such investment.
--------------------------------------------------------------------------------



      NON-FUNDAMENTAL POLICIES. The following are the non-fundamental investment restrictions and limitations of the SSR Fund which may be changed by the applicable Fund's board without shareholder approval. All state policies of the Quant Fund are Fundamental as stated above. It is the policy of the SSR Fund:

1. not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the Securities and Exchange Commission or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

2. not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days;

3. not to make any short sale or participate on a joint or joint and several basis in any trading account in securities. The latter policy, however, does not prohibit combining orders for portfolio securities; and

4. not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

                                                                       EXHIBIT C

                     QUANTITATIVE INVESTMENT ADVISORS, INC.
                     --------------------------------------
                        D/B/A QUANTITATIVE ADVISORS, INC.
                        ---------------------------------

                               MANAGEMENT CONTRACT
                               -------------------

      Management Contract ("Contract") dated as of January 31, 1999, between QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS, a Massachusetts business trust (the "Fund") and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the "Manager").

      Witnesseth:

      That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.    SERVICES TO BE RENDERED BY MANAGER TO FUND.

      (a) Subject always to the control of the trustees (the "Trustees") of the Fund, the Manager, will, at its expense, manage, supervise and conduct the affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, as amended, and its stated investment objectives, policies and restrictions as set forth in the then current Prospectus and/or Statement of Additional Information of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other written policies which the Trustees may from time-to-time determine and of which the Manager has received notice, and shall exercise the same care and diligence expected of the Trustees. In its management, supervision and conduct of the Fund's affairs and business, the Manager will do all things necessary so that each series of the Fund (the "Series") may qualify as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and the Rules and Regulations thereunder.

      (b) Subject to the provisions of the Declaration of Trust and the Investment Company Act of 1940, as amended, (the "1940 Act"), the Manager may, at its expense, select and contract with investment advisers (the "Advisers") for each of the Series and shall supervise any such Adviser. The Manager will compensate the Advisers for their services to the Fund from the fee paid to the Manager by the Fund pursuant to this Management Contract or from other funds available to the Manager.

      (c) The Fund hereby agrees with the Manager and with any Adviser selected by the Manger as provided in Section 1(b) hereof that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund and any Series thereof which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

      (d) Except to the extent that any such facilities are provided for any Series by its Adviser, the Manager, at its expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, but excluding shareholder accounting services. The Manager will pay the compensation, if any, of the officers of the Fund.


2.    OTHER AGREEMENTS, ETC.

      It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

3.    COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

      The Fund will pay to the Manager, as compensation for the Manager's services rendered, for the facilities furnished, and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate for each Series set forth in Schedule I. Such fee computed with respect to the net asset value of each of such Series shall be paid from the assets of such Series. Such aggregate average daily net asset value of the Series shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

      In the event that the expenses of the Quantitative Small Cap Fund, Quantitative Growth and Income Fund, or Quantitative International Equity Fund exceed 2% of such Series' average net assets, the compensation due the Manager with respect to such Series for such year shall be reduced and, if necessary, the Manager shall assume expenses of the Series, to the extent required to reduce the Series' expenses to 2% of average net assets. Series expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, if any and shall be calculated before giving effect to any custody credits.

      If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.    ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO
      THIS CONTRACT.

      This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Series unless such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager or of the Advisors.

5.    EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

      This Contract shall become effective upon its execution, and shall remain in full force and effect as to each Series continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

           (a) Either party hereto may at any time terminate this Contract as to any Series or as to the Fund as a whole by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

           (b) If (i) the Trustees of the Fund, or the shareholders by the affirmative vote of a majority of the outstanding shares of any Series, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to such Series at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of a Series for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

      Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the one or more Series affected.

      Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.    CERTAIN DEFINITIONS.

      For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund or the Series, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting, whichever is less.

      For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission ("SEC") under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

7.    NONLIABILITY OF MANAGER.

      In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, its partners, officers, directors, employees or agents or reckless disregard of the Manager's obligations and duties hereunder, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder, provided however, that such limitation shall not apply to the extent such limitation violates Federal securities or other laws.

8.    LIMITS OF THE LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

      A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

      IN WITNESS WHEREOF, QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

                                            QUANTITATIVE GROUP OF FUNDS d/b/a
                                            QUANT FUNDS


                                            By___________________________
                                              Willard L. Umphrey
                                              President

                                            QUANTITATIVE INVESTMENT ADVISORS,
                                            INC. d/b/a QUANTITATIVE ADVISORS,
                                            INC.


                                             By__________________________
                                               Frederick S. Marius
                                               President

                                  Schedule I to
                Management Contract dated as of January 31, 1999
            Between Quantitative Group of Funds d/b/a Quant Funds and
    Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors, Inc.

                                                     Management Fee (as a
Series                                             Percentage of Net Assets)
--------------------------------------             -------------------------
Quantitative Small Cap Fund                               1.00%
Quantitative Mid Cap Fund                                 1.00%
Quantitative Growth and Income Fund                       0.75%
Quantitative Emerging Markets Fund                        0.80%
Quantitative Foreign Value Fund                           1.00

                                                                       EXHIBIT D

                           QUANTITATIVE ADVISORS, INC.

ADVISORY CONTRACT

      Advisory Contract ("Contract") dated as of October 5, 1999, between QUANTITATIVE ADVISORS, INC., a Massachusetts corporation (the "Manager") and POLARIS CAPITAL MANAGEMENT, INC., a Massachusetts Corporation (the "Advisor").

      Witnesseth:

      That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.    SERVICES TO BE RENDERED BY ADVISOR TO TRUST.

      (a) Subject always to the control of the trustees (the "Trustees") of Quantitative Group of Funds, a Massachusetts business trust (the "Trust"), and the Manager, the Advisor, at its expense, will furnish continuously an investment program for the Quantitative Foreign Value Fund (the "Fund") of the Trust. The Advisor will determine what securities shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. In the performance of its duties, the Advisor will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as amended, and the stated investment objectives, policies and restrictions of the Fund as set forth in the then current Prospectus and/or Statement of Additional Information of the Trust and with other written policies which the Trustees or the Manager may from time-to-time determine and of which the Advisor has received notice. In furnishing an investment program to the Fund and in determining what securities shall be purchased, held, sold or exchanged by the Fund, the Advisor shall (1) comply in all material respects with all provisions of applicable law governing its duties and responsibilities hereunder, including, without limitation, the Investment Company Act of 1940 (the "1940 Act"), and the Rules and Regulations thereunder; the Investment Advisors Act of 1940, and the Rules and Regulations thereunder; the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all Rules and Regulations thereunder; the Insider Trading and Securities Fraud Enforcement Act of 1988; and such other laws as may be applicable to its activities as Advisor to the Fund and (2) use its best efforts to manage the Fund so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Advisor shall make its officers and employees available to the Manager or Trustees from time-to-time at reasonable times to review investment policies of the Fund and to consult with the Manager or Trustees regarding the investment affairs of the Fund.

      (b) The Advisor, at its expense, will (1) furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder, (2) keep records relating to the purchase, sale or current status of portfolio securities, (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund, (4) furnish to the Manager such reports and records regarding the Fund and the Advisor as the Manager or Trustees shall from time-to-time request, and, (5) upon reasonable notice, review written references to the Advisor, or its methodology, whether in a Prospectus, Statement of Additional Information, sales material or otherwise. The Advisor shall have no obligation with respect to the determination of the Fund's net asset value, except to provide the Trust's custodian with information as to the securities held in the Fund's portfolio. The Advisor shall not be obligated to provide shareholder accounting services.

      (c) The Advisor shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Advisor. In the selection of such brokers or dealers and the placing of such orders, the Advisor shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Advisor, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such written policies as the Trustees or the Manager may determine, and of which the Advisor has received notice and which the Advisor has accepted in writing, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor and/or the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's and/or Manager's overall responsibilities with respect to the Trust and to other clients as to which the Advisor and/or Manager or persons controlled by or under common control with the Advisor and/or Manager exercise investment discretion. The Advisor agrees that in connection with purchase or sales of portfolio instruments for the Fund's account, neither the Advisor nor any officer, director, employee or agent of the Advisor shall act as principal or receive any commission other than as provided in Section 3.

      (d) The assets of the Fund shall be held by the Trust's custodian in an account which the Trust has directed the Custodian to open. The Advisor shall at no time have custody or physical control of any of the assets of the Fund. The Manager shall cause such custodian to provide the Advisor with such information and reports concerning the Fund or its assets as the Advisor may from time to time reasonably request and to accept instructions from the Advisor with respect to such assets and transactions by the Fund in the performance of the Advisor's duties hereunder. The Advisor shall have no liability or obligation to pay the cost of such custodian or any of its services.

      (e) Advice rendered to the Fund shall be confidential and may not be used by any shareholder, Trustee, officer, director, employee or agent of the Trust or of the Manager or by the advisor of any other fund of the Trust. Non-public information provided to the Manager on a confidential basis regarding the methodology of the Advisor shall not be made publicly available by the Manager, except that such information may be disclosed to the Trustees and may be disclosed to the extent necessary to comply with the federal and state securities laws and, after notice to the Advisor, upon order of any court or administrative agency or self regulatory organization of which the Manager or its affiliates are members.

      (f) The Advisor shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Advisor pursuant to this Section 1.

2.    OTHER AGREEMENTS, ETC.

      It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Advisor, and in any person controlled by or under common control with the Advisor, and that the Advisor and any person controlled by or under common control with the Advisor may have an interest in the Trust. It is also understood that the Advisor and persons controlled by or under common control with the Advisor have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

      Nothing in this Contract shall prohibit the Advisor or any of its affiliates from providing any services for any other person or entity or limit the services which the Advisor or any such affiliate can provide to any person or entity. The Manager understands and agrees that the Advisor and its affiliates perform investment advisory and investment management services for various clients other than the Manager and the Trust. The Manager agrees that the Advisor and its affiliates may give advice and take action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Contract shall be deemed to impose upon the Advisor any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Advisor or any of its affiliates may purchase or sell for its own account or for the account of any other client, so long as it continues to be the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

3.    COMPENSATION TO BE PAID BY THE MANAGER TO THE ADVISOR

      The Manager will pay to the Advisor, as compensation for the Advisor's services rendered and for the expenses borne by the Advisor pursuant to Section 1, a fee, computed and paid monthly at the annual rate of (i) 0.35% of the aggregate average daily net asset value of the Fund for assets in the Fund up to $35,000,000 (ii) 0.40% of the aggregate average daily net asset value of the Fund for assets in the Fund over $35,000,000 and up to $200,000,000 and (iii) 0.50% of the aggregate average daily net asset value of the Fund for assets over $200,000,000. Such fee shall be paid by the Manager and not by the Fund out of the management fee paid by the Trust to the Manager pursuant to the Management Contract between the Manager and the Trust or out of any other funds available to the Manager. Such average daily net asset value of the Fund shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

      If the Advisor shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.    ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO
      THIS CONTRACT

      This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Trust and the Manager is terminated generally, or with respect to the Fund; and this Contract shall not be amended unless (i) such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Fund, and (ii) by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor. Notwithstanding the foregoing, shareholder approval will not be required for amendments to this Contract if the Fund obtains an exemptive order from the Securities and Exchange Commission permitting amendments to this Contract without shareholder approval.

5.    EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

      This Contract shall become effective on October 5, 1999 or such other time as shall be agreed upon by the Manager and the Advisor, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

           (a) The Trust or the Manager may at any time terminate this Contract as to the Fund by not more than sixty days' or less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, or

           (b) The Advisor may at any time terminate this Contract as to the Fund by not less than one hundred fifty days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager, provided, however, that if the Manager has violated or breached any material provision of this Contract and has failed to cure said breach within thirty days of receipt of written notification of the breach from the Advisor, the Advisor may thereupon terminate this Contract or

           (c) If (i) the Trustees of the Trust, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to the Fund at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Advisor may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

      Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

      Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.    CERTAIN DEFINITIONS

      For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Trust or the Fund, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting, whichever is less.

      For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission ("SEC") under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given by the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.    NONLIABILITY OF ADVISOR.

      Notwithstanding any other agreement to the contrary, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, its partners, officers, directors, employees or agents or reckless disregard of the Advisor's obligations and duties hereunder, neither the Advisor nor its officers, directors, employees or agents shall be subject to any liability to the Trust or to the Manager, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder, unless the Advisor is claiming indemnity from any of them in connection herewith, but then only to the extent of the indemnity obtained.

8.    VOTING OF SECURITIES.

      The Advisor shall have the power to vote, either in person or by proxy, all securities in which assets of the Fund may be invested from time to time and shall not be required to seek or take instructions from the Manager or the Trustees of the Trust, or to take any action, with respect thereto.

9.    REPRESENTATIONS AND COVENANTS OF THE MANAGER.

           (a) The Manager represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith. In addition, the Manager represents, warrants and covenants to the Advisor that it has the power, capacity and authority to commit the Trust to this Contract; that a true and complete copy of the Agreement and Declaration of Trust and By-Laws of the Trust and the stated objectives, policies and restrictions of the Fund have been delivered to the Advisor; and that true and complete copies of every amendment thereto will be delivered to the Advisor as promptly as practicable after the adoption thereof. The Manager agrees that notwithstanding any other provision of this Contract to the contrary, the Advisor will not be bound by any such amendment until the Advisor has received a copy thereof and has had a reasonable opportunity to review it.

           (b) The Manager shall indemnify and hold harmless the Advisor, its partners, officers, employees and agents and each person, if any, who controls the Advisor within the meaning of any applicable law (each individually an "Indemnified Party") from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party's counsel, other than attorneys' fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the failure of the Advisor to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) to which the Advisor or any other Indemnified Party may become subject under any federal or state law as a result of any failure of the Manager or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, or any omission by the Manager, or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, in any document relating to the Trust or the Fund, except any failure or omission caused solely by (i) the incorporation in any such document of information relating to the Advisor which is furnished to the Manager in writing by or with the consent of the Advisor expressly for inclusion in such document or (ii) a breach, of which the Manager was not aware, by the Advisor of its duties hereunder. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Indemnified Party or investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

           (c) No public reference to, or description of, the Advisor or its methodology or work shall be made by the Manager or the Trust, whether in a prospectus, Statement of Additional Information or otherwise, unless the Manager provides the Advisor with a reasonable opportunity to review any such reference or description prior to the first use of such reference or description..

           (d) The Manager covenants to the Advisor that, during the term of this Agreement, the Trust and the Manager shall not knowingly solicit any multiemployer plan subject to the Taft-Hartley Act or any governmental plan described in Sections 401(a)(24) or 818(a)(6) of the Code (or portions thereof and/or any group of such plans and/or trusts) (collectively "Plan Investors") to purchase or hold shares of beneficial interest in the Fund or knowingly solicit any advisor for a Plan Investor to purchase shares of beneficial interest in the Fund for such Plan Investors or to advise such Plan Investors to purchase Fund shares. The Manager acknowledges that the Advisor is party to a non-competition covenant that restricts the Advisor's ability to provide investment advisory services, directly or indirectly, to any such Plan Investors and, accordingly, that this covenant is a material provision of this Contract.

10.   REPRESENTATIONS AND COVENANTS OF THE ADVISOR.

           (a) The Advisor represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law, or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith.

           (b) The Advisor shall immediately notify the Manager in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Contract; or (2) becomes aware that it the subject of an administrative proceeding or enforcement action by the SEC or any other regulatory authority. The Advisor further agrees to notify the Manager immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

           (c) The Advisor agrees to maintain such books and records with respect to its services to the Fund as are required under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Advisor also agrees that records it maintains and preserves pursuant to Rule 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

           (d) The Advisor shall provide the Manager with quarterly representations regarding the compliance of its' employees with the Advisor's code of ethics governing personal securities transactions. The Advisor shall provide the Manager with copies of any revisions to its code of ethics.

           (e) The Advisor shall indemnify and hold harmless the Manager, the Fund, their partners, officers, employees and agents and each person, if any, who controls the Manager or Fund within the meaning of any applicable law (each individually an "Indemnified Party") from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party's counsel, other than attorneys' fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the failure of the Manager to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) arising from Advisor's (or its respective agents and employees) failure to perform its duties and assume its obligations hereunder, including any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided in writing by or with the consent of Advisor contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made known or provided by the Advisor to the Manager. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Advisor shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Indemnified Party of investigating and/or defending any claim asserted or threatened by any party, subject always to the Advisor first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

11.   NON-COMPETITION COVENANT.

           (a) For a period of two years from May 18, 1998, the Advisor shall not, and the Advisor shall use its best efforts to cause its affiliates not to, directly or indirectly, whether as owner, part-owner shareholder, partner, member, trustee, director, officer, employee, agent or consultant, or in any other capacity on behalf of itself or any firm, corporation or other business organization other than the Fund, provide any advisory services to any registered investment company offered within the United States with the investment purpose of investing exclusively in non-US securities.

           (b) During the term of this Contract, the Advisor shall not, and the Advisor shall use its best efforts to cause its affiliates not to, directly or indirectly, whether as owner, part-owner shareholder, partner, member, trustee, director, officer, employee, agent or consultant, or in any other capacity on behalf of itself or any firm, corporation or other business organization other than the Fund, knowingly solicit any shareholder of the Fund, or knowingly engage in any other activity, for the purpose (which need not be the sole or primary purpose), or with the intended effect, of causing any shareholder to withdraw any assets from the Fund (referred to herein as the "Shareholder

Competitive Activity"). Shareholder Competitive Activity shall not include any activities undertaken by the Advisor pursuant to the Solicitor's and Representatives Agreement dated May 18, 1998 between the Manager and the Advisor.

           (c) In addition to, and not in limitation of, the provisions of Sections 11(a) and 11(b) hereof, the Advisor agrees that, for the benefit of the Fund and the Manager, from and after the termination of this Agreement and continuing for six months following such termination, the Advisor shall not knowingly, and the Advisor shall use its best efforts to cause its affiliates not to, directly or indirectly, whether as owner, part-owner shareholder, partner, member, trustee, director, officer, employee, agent or consultant, or in any other capacity on behalf of itself of any firm, corporation or other business organization other than the Fund engage in any Shareholder Competitive Activity; provided, however, that upon a termination of this Contract under
Section 5(a) without Cause (as defined in Section 11(d) below) or under Section 5(b) due to a breach of this Contract by the Manager, this Section 11(c) shall be void and of no further force and effect.

           (d) For the purposes of Section 11(b) above, "Cause" shall mean any of the following:

                (i) The Advisor has engaged in any criminal act which is or involves either (A) a violation of federal or state securities laws or regulations or (B) a crime involving dishonesty or other serious felony offense and has been convicted (whether or not subject to appeal) or pled nolo contendere (or any similar plea) to any criminal offense in connection with or relating to such act; or

                (ii) The Advisor has violated or breached any material provision of this Contract and has failed to cure said breach within thirty days of receipt of written notification of the breach from the Manager, and the Manager, acting in good faith, has determined that harm that is not immaterial or insignificant has or is likely to occur to the Trust, the Fund or the Manager as a result of such violation, breach or activity.

           (e) The Advisor, the Fund, and the Manager agree that the periods of time and the limited geographic area applicable to the covenants of this Section 11 are reasonable in view of: (i) the Advisor's receipt of the payments specified in Section 3 above; (ii) the geographic scope and nature of the business in which the Fund is engaged; (iii) the Advisor's knowledge of the Fund's businesses; and (iv) the parties' relative relationships with the shareholders of the Fund. However, if such period or such area should be adjudged unreasonable in any judicial proceeding, then the period of time shall be reduced by the number of months or such area shall be reduced by such portion of such area, or both, as are deemed unreasonable, so that this covenant may be enforced in such maximum area and during such maximum period of time as are adjudged to be reasonable.]

12.   USE OF NAME.

      It is understood that the name of the Fund (as it may be changed from time to time while the Advisor provides services pursuant to this Contract) or any derivative thereof or logo associated with that name is the valuable property of the Trust and/or its affiliates, and that the Advisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Advisor is Advisor to the Trust and/or the Fund. Upon termination of this Contract the Advisor shall forthwith cease to use such name (or derivative or logo).

      It is further understood that the name of the Advisor and the name "Cloud Hill Conference Companies" (as they may be changed from time to time while the Advisor provides services pursuant to this Contract) or any derivative thereof or logo associated with those names is the valuable property of the Advisor and/or its affiliates, and that the Trust has the right to use such names (or derivatives or logos) only with the approval of the Advisor, which shall not be unreasonably withheld, and only so long as the Advisor is Advisor to the Trust and/or the Fund.

13.   GOVERNING LAW.

      This Contract shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws, except to the extent such laws shall be preempted by the Investment Company Act of 1940 or by other applicable laws.

14.   INDEPENDENT CONTRACTOR.

      Advisor shall for all purposes of this Contract be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Manager and their affiliates, agents and employees shall not be deemed agents of the Advisor and shall have no authority to bind the Advisor.

15.   MISCELLANEOUS.

           (a) The captions of this Contract are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

           (b) In the event that the Advisor or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be reasonably withheld.

           (c) This Contract may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, QUANTITATIVE ADVISORS, INC. and POLARIS CAPITAL MANAGEMENT, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

                                            QUANTITATIVE ADVISORS, INC.



                                            By___________________________
                                              Willard L. Umphrey
                                              President

                                            POLARIS CAPITAL
                                            MANAGEMENT, INC.


                                            By__________________________
                                              Name:

                                              Title:

                                                                       EXHIBIT E

    QUANT FUNDS DISCUSSION OF MANAGEMENT AND OPERATIONS AS OF MARCH 31, 2002

THE DISCUSSION BELOW WAS TAKEN FROM QUANT FOREIGN VALUE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED MARCH 31, 2002. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

QUANT FOREIGN VALUE FUND
---------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

INVESTMENT COMMENTARY

The Fund outperformed its benchmark, the MSCI EAFE Index by over 13% for the quarter ending March 31, 2002. Developed market international equity stocks marginally outperformed their domestic brethren (S&P 500 Index) during the same period. For the past 10 out of 13 years, domestic equities have outperformed international equities. Research by Fund management suggests the strong performance of the United States market has created a situation where domestic equities remain overvalued. Typically, market excesses revert to normal valuations over time and should this occur, international equities have the potential to perform better than domestic equities.

The Fund's outperformance was broad based, and this helped, as there were certain events that had a negative effect on some of the Fund's holdings. Specifically, the crisis in Argentina led to declines in two Spanish holdings that have subsidiaries in Argentina. Additionally, in Thailand, uncertainty over restructuring of the wireless industry, lead to declines.

These declines were offset by strong performance elsewhere in the Fund's portfolio. The Fund's Korean equities advanced with Samsung SDI contributing the bulk of the gain, European holdings were led by gains by Finnish investments. Hong Kong holdings were up primarily due to a strong rebound in performance in VTech Holdings. Additionally, South African investments also contributed to performance.

The Fund's emphasis on basic materials companies as well as sectors that benefit from the current low level of interest rates has been and continues to be a prevalent theme in the Fund's strategy. Fund management believes that the performance of many investments in the Fund's portfolio signifies that some portfolio companies are at or approaching fair value; therefore, Fund management will be looking for opportunities to replace current holdings with more undervalued investments.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the MSCI EAFE Index.

PERFORMANCE UPDATE            1Q02      Calendar YTD    One Year     Three Year      Since Inception
                            (at NAV)      (at NAV)      (at POP)      (at POP)           (at POP)
Quant Foreign Value Fund     14.30%        14.30%        10.81%        5.96%         -0.07%(5/15/98)

MSCI EAFE Index               0.57%         0.57%        -8.22%       -5.05%         -2.54%(5/15/98)

VALUE OF $10,000 INVESTED IN QUANTITATIVE FOREIGN VALUE (QFV) ORDINARY SHARES VS. EAFE

[INCLUDE GRAPH]


FUND INFORMATION

Ticker Symbol              QFVOX   (Ordinary)

                           N/A     (Institutional)
Number of Companies        38
Price to Book              2.5
Price to Earnings          13.1
Assets Under Management    $33 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

Past performance is no guarantee of future results This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 25bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year and since inception (12/18/98) returns for Institutional Shares are 12.37% and 5.63%. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[QUANT LOGO]

QUANT FOREIGN VALUE FUND
---------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

[Photo of Bernard R. Horn, Jr.]
     Bernard R. Horn, Jr.

The Quant Foreign Value Fund* provides investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broad-based stock indices.

Investment Process The Fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund may also invest a portion of its assets in emerging markets. The diversification within the Fund, coupled with the fact that the operation of the Fund's investment model will generally lead the Fund to be invested in 10 or more countries, reduces the likelihood that negative performance of a single country will significantly impact the Fund's return.

Buy and Sell Discipline The investment process for the Fund combines both quantitative and fundamental techniques. The Fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The Fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 companies down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the Fund supplements the screening process by performing in-depth financial and fundamental analysis.

Management The Fund is managed by Bernard R. Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the Fund.

TOP TEN HOLDINGS

Company                    % Total Net Assets
-------                    ------------------
VTech Holdings Ltd.               5.1
ASM Pacific Technology            4.4
Samsung SDI                       4.0
Sasol                             2.9
Kone Corporation OYJ-B            2.8
Persimmon PLC                     2.7
Methanex Corporation              2.7
Barratt Development PLC           2.7
FKI PLC                           2.7
Konecranes International          2.6

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

COUNTRY ALLOCATION

[The following is a tabular representation of pie chart]

Australia 1%                        Cash and Other Assets (Net) 8%
Canada 4%                           United Kingdom 19%
Finland 8%                          Thailand 2%
France 5%                           Sweden 3%
Germany 2%                          Spain 7%
Hong Kong 10%                       South Africa 11%
Ireland 2%
Italy 2%
Netherlands 4%
Norway 4%
Republic of Korea 8%

                                                                       EXHIBIT F

FINANCIAL HIGHLIGHTS (from Quant Funds Semi-Annual Report dated September 30, 2002)
(For a share outstanding throughout each period)
(Unaudited)

                                                             INCOME FROM
                                                      INVESTMENT OPERATIONS (a)                          DISTRIBUTIONS
                                           ----------------------------------------------  ----------------------------------------

                                    Net Asset   Net           Net Realized                  Dividends    Distributions
                                    Value at    Investment    and Unrealized   Total from   from Net     from              Total
                                    Beginning   Income        Gain (Loss)      Investment   Investment   Realized          Distri-
                                    of Period   (Loss)(b)(c)  on Securities    Operations   Income       Capital Gains     butions

FOREIGN VALUE
Ordinary Shares
Six Months Ended September 30,
 2002 (Unaudited)                   $   9.67      0.06            (1.93)       (1.87)       ---             ---            ---
Year Ended March 31, 2002           $   8.66      0.06             0.97         1.03        (0.02)          ---            (0.02)
Year Ended March 31, 2001           $   9.05      0.10            (0.49)       (0.39)       ---             ---            ---
Year Ended March 31, 2000           $   8.36      0.04             0.97         1.01        (0.32)(g)       ---            (0.32)
May 15, 1998* to March 31,          $  10.00      0.02            (1.64)       (1.62)       (0.02)(g)       ---            (0.02)
 1999

INSTITUTIONAL SHARES
Six Months Ended September 30,
  2002 (Unaudited)                  $   9.72      0.07            (1.95)       (1.88)       ---             ---            ---
Year Ended March 31, 2002           $   8.68      0.09             0.98         1.07        (0.03)          ---            (0.03)
Year Ended March 31, 2001           $   9.06      0.14            (0.52)       (0.38)       ---             ---            ---
Year Ended March 31, 2000           $   8.37      0.12             0.91         1.03        (0.34)(g)       ---            (0.34)
December 18, 1998* to March 31,
 1999                               $   8.43      0.06            (0.12)       (0.06)       --- (g)         ---            ---

                                                                                          RATIOS AND SUPPLEMENTAL DATA
                                                                        ----------------------------------------------------------

                                                                        Ratio of Expenses to Average Net Assets (e)(f)
                                                              Net
                                                              Assets    Excluding    Gross     Including  Net Investment
                                    Net Asset                 End of    Credits                Custody    Income (Loss)
                                    Value End   Total         Period                           Credits    to Average      Portfolioe
                                    of Period   Return (d)    (000's)                                     Net Assets      Turnove
FOREIGN VALUE
Ordinary Shares
Six Months Ended September 30,
 2002 (Unaudited)                 $  7.80    (19.34)%      $ 27,505     1.90 %      1.90 %     1.90 %      1.25%          12.00
Year Ended March 31, 2002         $  9.67     11.93 %      $ 32,471     1.93 %      1.93 %     1.92 %      0.74%           9.00
Year Ended March 31, 2001         $  8.66     (4.30)%      $ 14,410     1.96 %      1.97 %     1.96 %      1.12%          45.00
Year Ended March 31, 2000         $  9.05     12.17 %      $ 13,595     1.90 %      2.06 %     1.90 %      0.40%          30.00
May 15, 1998* to March 31,        $  8.36    (16.16)%      $  7,478     1.99 %      2.13 %     1.90 %      0.19%          22.00
 1999

INSTITUTIONAL SHARES
Six Months Ended September 30,
  2002 (Unaudited)                $  7.84    (19.34)%      $    835     1.66 %      1.66 %     1.66 %      1.43%          12.00
Year Ended March 31, 2002         $  9.72     12.37 %      $    809     1.69 %      1.69 %     1.68 %      0.99%           9.00
Year Ended March 31, 2001         $  8.68     (4.18)%      $    616     1.71 %      1.72 %     1.71 %      1.53%          45.00
Year Ended March 31, 2000         $  9.06     12.37 %      $  1,204     1.61 %      1.77 %     1.61 %      1.67%          30.00
December 18, 1998* to March 31,
 1999                             $  8.37     (0.71)%      $    401     1.72 %      1.86 %     1.70 %      0.75%          22.00

*     Commencement of Operations
(a)   Per share numbers have been calculated using the average shares method.
(b)   Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)   Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d)   Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares.
      The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e)   Periods less than one year are annualized.
(f)   Ratio of expenses to average net assets shows:
         Excluding  Credits (total expenses less fee waivers and  reimbursements by the investment advisor, if any).
         Gross  (total   expenses  not  taking  into account  fee waivers and reimbursements  by the investment  advisor or custody earnings credits,  if  any)
      Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).
(g)   Distribution from net investment income includes distributions in excess of current net investment income of $0.02 and $0.01 for Ordinary Shares, and $0.02 and $(-) for Institutional Shares for the years ended March 31, 2000 and 1999, respectively.


PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY _, 2003

                            QUANT FOREIGN VALUE FUND
                   A SERIES OF QUANTITATIVE GROUP OF FUNDS

                               55 OLD BEDFORD ROAD
                                LINCOLN, MA 01773
                                 1-800-326-2151


      This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of the State Street International Equity Fund (the "SSR Fund"), a series of State Street Research Financial Trust, a Massachusetts business trust, into the Quant Foreign Value Fund (the "Quant Fund"), a series of Quantitative Group of Funds, a Massachusetts business trust.

      This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated January ___, 2003 (the "Proxy Statement/Prospectus") of the Quant Fund. As described in the Proxy Statement/Prospectus, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of substantially all the liabilities of, the SSR Fund, in exchange for shares of the Quant Fund. The SSR Fund would distribute the Quant Fund shares it receives to its shareholders in complete liquidation of the SSR Fund.

      This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Financial Trust, One Financial Center, Boston, MA 02111, or by calling 1-877-773-8637.

      The SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI).

                                TABLE OF CONTENTS

   I.    Additional Information about the Quant Fund and the SSR Fund    B-1
   II.   Historical Performance Information for the Quant Fund.          B-2
   III.  Financial Statements                                            B-3


I. ADDITIONAL INFORMATION ABOUT THE QUANT FUND AND THE SSR FUND.

      FOR THE QUANT FUND: Incorporated by reference to Statement of Additional Information for the Quant Fund dated August 1, 2002, as filed with the Securities and Exchange Commission.

      FOR THE SSR FUND: Incorporated by reference to Statement of Additional Information for the SSR Fund dated March 1, 2002, as filed with the Securities and Exchange Commission.

II.   HISTORICAL PERFORMANCE INFORMATION FOR THE QUANT FUND AS OF MARCH 31,
         2002

      CALENDAR YEAR TOTAL RETURNS (AS OF DECEMBER 31)

                    1999             2000             2001
                   13.69%           -7.38%           -3.41%

             The calendar year-to-date return of the Ordinary Shares
                     of the Fund as of 6/30/2002 is 11.58%.

                          Best Quarter: Q4 2001: 16.65%
                         Worst Quarter: Q3 2001: -18.13%


      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                1 YEAR      INCEPTION
      ORDINARY SHARES
        Before Taxes                            -4.38%      -3.69%  (5/15/98)
        After Taxes on Distributions            -4.47%      -4.11%  (5/15/98)
        After Taxes on Distributions
         and Sale of Fund Shares                -3.06%      -4.10%  (5/15/98)
      EAFE Index                                -21.62%     -2.86%  (5/15/98)

      INSTITUTIONAL SHARES
         Before Taxes                             3.19%      1.48% (12/18/98)
      EAFE Index                                -21.62%     -4.77% (12/18/98)


      The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets. Past performance is no guarantee of future results.

      III. FINANCIAL STATEMENTS.

      This SAI incorporates by reference (i) the audited financial statements of Quant Fund included in the Annual Report of the Quant Fund for the year ended March 31, 2002, (ii) the unaudited financial statements of Quant Fund included in the Semi-annual Report of the Quant Fund for the six months ended September 30, 2002, (iii) the audited financial statements of SSR Fund included in the Annual Report of the SSR Fund for the year ended October 31, 2001.

      Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

      Pro forma financial statements of the Quant Fund are provided on the following pages. The following pro forma combining financial statements are intended to show the financial condition and related results of operations resulting from the proposed merger of the SSR Fund with the Quant Fund as if the merger occurred on the dates presented. Please see the accompanying notes for additional information about the pro forma financial statements.

      Pro Forma Financial Statements

      The following pro forma combining financial statements are intended to show the financial condition and related results of operations resulting from the proposed merger of State Street Research International Equity Fund with

Quantitative Foreign Value Fund as if the merger occurred on September 30, 2002, as presented. Please see the accompanying notes for additional information about the pro forma financial statements.

STATEMENT OF ASSETS AND LIABILITIES
  SEPTEMBER 30, 2002  (UNAUDITED)                             STATE STREET RESEARCH    PRO FORMA ADJUSTMENTS           PRO FORMA
                                               FOREIGN         INTERNATIONAL EQUITY                                     COMBINED
ASSETS :                                        VALUE                  FUND
                                           -----------------   --------------------------------------------------   ----------------
Investment in Portfolio, at cost            $   30,243,413      $      53,119,333                                     $  83,362,746
Foreign Currency, at cost                   $      687,966      $          27,511                                     $     715,477
------------------------------------------------------------------------------------------------------------------------------------
Investments in Portfolio at value           $   27,578,777      $      48,273,784                                     $  75,852,561
Foreign currency at value                          694,129                 27,511                                           721,640
Cash                                                 5,599                    584                                             6,183
Collateral for securities on loan                                       5,268,440                                         5,268,440
Dividends, interest and foreign
 tax reclaims receivable                           110,776                 90,570                                           201,346
Receivable for investments sold                       ----                292,440                                           292,440
Receivable for shares of
 beneficial interest sold                             ----                224,791                                           224,791
Receivable from Distributor                                                46,201                                            46,201
Other assets                                         5,028                 55,420                                            60,448
                                          -----------------    ---------------------                                ----------------
     Total assets                               28,394,309             54,279,741                                        82,674,050
                                          -----------------    ---------------------                                ----------------
LIABILITIES:
Payable for collateral received
 on securities loaned                                                   5,268,440                                         5,268,440
Payable for investments purchased                     ----
Payable for fund shares redeemed                                            2,557                                             2,557
Payable for compensation of Manager                 24,697                 38,022                                            62,719
Payable for distribution fees                        5,995                 19,144                                            25,139
Payable to custodian                                11,000                                                                   11,000
Payable to transfer agent                            2,334                115,426                                           117,760
Payable for trustees' fees                                                 21,205                                            21,205
Payable for administration fees                                            10,851                                            10,851
Other accrued expenses                              10,143                236,562                                           246,705
                                           ----------------    ---------------------                                ----------------
     Total liabilities                              54,169              5,712,207                                         5,766,376
                                           ----------------    ---------------------                                ----------------
NET ASSETS                                  $   28,340,140      $      48,567,534                                    $   76,907,674
                                           =================   =====================                                ================
NET ASSETS CONSIST OF:
Paid in Capital                             $   31,609,845      $      59,422,799                                    $   91,032,644
Undistributed net investment
 income (loss)                                     211,227                                                                  211,227
Accumulated net realized gain
 (loss) on investments and
   foreign denominated assets,
   liabilities and currency                      (824,071)            (6,014,102)                                       (6,838,173)
Unrealized appreciation
 (depreciation) of investments
   and foreign denominated assets,
   liabilities and currency                    (2,656,861)            (4,841,163)                                       (7,498,024)
                                           -----------------   ---------------------                                ----------------
                                            $   28,340,140      $      48,567,534                                    $   76,907,674
                                           -----------------   ---------------------                                ----------------

NET ASSETS
   Ordinary Shares                          $   27,504,674
   Class A Shares                                                      24,576,090                                    $   67,629,075
   Class B(1) Share                                                     6,860,465
   Class B Shares                                                       7,216,302
   Class C Shares                                                       1,471,544
------------------------------------------------------------------------------------------------------------------------------------

   Institutional Shares                     $      835,466                                                           $    9,278,599
   Class S Shares                                                       8,443,133
------------------------------------------------------------------------------------------------------------------------------------

Shares of beneficial
 interest outstanding
 (Unlimited number of
 shares authorized)
   Ordinary Shares                               3,526,914                                    5,143,480          8,670,394 (Note 2)
   Class A Shares                                                       3,148,390           (3,148,390)
   Class B(1) Shares                                                      934,673             (934,673)
   Class B Shares                                                         982,826             (982,826)
   Class C Shares                                                         199,742             (199,742)
------------------------------------------------------------------------------------------------------------------------------------

   Institutional Shares                            106,532                                    1,076,963          1,183,495 (Note 2)
   Class S Shares                                                       1,058,637           (1,058,637)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value and
 offering price per
 share*
   Ordinary Shares                          $         7.80                                                           $         7.80
   Class A Shares                                               $            7.81
   Class B(1) Shares  **                                        $            7.34
   Class B Shares  **                                           $            7.34
   Class C Shares  **                                           $            7.37
------------------------------------------------------------------------------------------------------------------------------------

   Institutional Shares                     $         7.84                                                           $         7.84
   Class S Shares                                               $            7.98
------------------------------------------------------------------------------------------------------------------------------------


STATEMENT OF OPERATIONS YEAR ENDED
 SEPTEMBER 30, 2002  (UNAUDITED)                                     STATE STREET RESEARCH
                                                       FOREIGN        INTERNATIONAL EQUITY      PRO FORMA             PRO FORMA
                                                        VALUE                FUND              ADJUSTMENTS             COMBINED
                                                    ---------------   -----------------------------------           --------------
Investment Income :
     Dividends                                       $     744,785     $          976,431                            $  1,721,216
     Interest                                               63,318                105,691                                 169,009
                                                    ---------------   --------------------                          --------------
Total investment income                                    808,103              1,082,122                               1,890,225
                                                    ---------------   --------------------                          --------------
Expenses :
     Compensation of Manager                               296,133                573,043         30,160 Note 3a          899,336
     Distribution fees, Ordinary Shares                     72,062                               126,244 Note 3b          198,306
     Distribution and service fees - Class A                                       83,726        (83,726)"                      0
     Distribution and service fees - Class B (1)                                   56,947        (56,947)"                      0
     Distribution and service fees - Class B                                      142,868       (142,868)"                      0
     Distribution and service fees - Class C                                       26,073        (26,073)"                      0
     Custodian fees                                         67,488                187,437       (139,157)Note 3c          115,768
     Transfer agent fees
       Ordinary Shares                                      48,425                440,965       (376,766)Note 3d          112,624
       Institutional Shares                                  1,326                                13,509 "                 14,835
     Administration fee                                                            78,413        (78,413)Note 3e                0
     Audit and legal                                        20,217                 27,610          3,271 Note 3f           51,098
     Registration fees                                      12,188                 51,304        (39,595)"                 23,897
     Insurance                                               6,821                                12,873 "                 19,694
     Compensation of Trustees                                5,401                 10,856         (5,111)"                 11,146
     Printing                                                3,160                224,397       (219,513)"                  8,044
     Miscellaneous                                          23,407                 10,764         18,032 "                 52,203
                                                    ---------------   -----------------------------------           --------------
       Total expenses before waivers and/or
       reimbursements, and reductions                      556,628              1,914,403       (964,080)               1,506,951
       Waivers and/or reimbursements of expenses              ----               (555,311)       555,311                        0
       Fees reduced by credits allowed by
       Custodian                                              (225)                  ----           ----                     (225)
                                                    ---------------   -----------------------------------           --------------
Expenses, net                                              556,403              1,359,092       (408,769)               1,506,726
                                                    ---------------   -----------------------------------           --------------

     Net investment income (loss)                          251,700               (276,970)       408,769                  383,499
                                                    ---------------   -----------------------------------           --------------
Realized and Unrealized Gain (Loss) on
  Investments, Foreign Currency and
  Foreign Translation :
  Net realized gain (loss)on:
     Investments **                                        290,078             (3,198,117)                             (2,908,039)
     Foreign denominated assets, liabilities
      and currency                                         (42,907)               (13,106)                                (56,013)
  Change in unrealized appreciation
     (depreciation) of :
     Investments                                           250,195             (1,436,917)                             (1,186,722)
     Foreign denominated assets, liabilities and
      currency                                               3,443                 23,566                                  27,009
                                                    ---------------   -----------------------------------           --------------
   Net realized and unrealized gain (loss)                 500,809             (4,624,574)                             (4,123,765)
                                                    ---------------   -----------------------------------           --------------
   Net increase (decrease) in net assets
     resulting from operations                       $     752,509     $       (4,901,544)       434,702             $ (3,714,333)
                                                    ---------------   -----------------------------------           --------------


State Street Research International Equity Fund
Proposed Merger With
Quantitative Foreign Value Fund

Notes To Proforma combining Financial Statements (Unaudited)

      1) Basis of Combination

Subject to approval of the proposed Agreement and Plan of Reorganization ("the Plan") by the shareholders of the State Street Research International Equity Fund and other conditions specified in the Plan, the Quantitative Foreign Value Fund will acquire substantially all of the assets of the fund in exchange for shares of the Quantitative Foreign Value Fund. This merger of the entities will be accounted for by the method of accounting for tax free mergers of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of the Quantitative Foreign Value Fund and the State Street Research International Equity Fund at September 30, 2002 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Quantitative Foreign Value Fund and the State Street Research International Equity Fund for the year ended September 30, 2002 as though the merger occurred at the beginning of the period. Both the Statement of Assets and Liabilities and the Statement of Operations are presented for the information of the reader, and may not necessarily be representative of what the combined statements would have been had the acquisition occurred on September 30, 2002.

      2) Capital / Shares
The number of additional shares was calculated by dividing the net assets of each of the classes of the State Street Research International Equity Fund at September 30, 2002 by the corresponding net asset value per share of the Quantitative Foreign Value Fund classes at September 30, 2002. The pro forma combined number of shares outstanding for Ordinary Shares of 8,670,394 consists of 5,143,480 shares issuable to State Street Research International Equity Fund in the merger and 3,526,914 shares of the Quantitative Foreign Value Fund outstanding at September 30, 2002. The pro forma combined number of shares outstanding for the Institutional Shares of 1,183,495 consists of 1,076,963 shares issuable to State Street International Research Fund in the merger and 106,532 of the Quantitative Foreign Value Fund outstanding at September 30, 2002.

      3) Pro Forma Combining Operating Expenses
Certain expenses have been adjusted in the pro forma Statement of Operations to reflect the expenses of the combined entity more closely.

Pro forma operating expenses include the actual expenses of the Quantitative Foreign Value Fund and the State Street Research International Equity Fund adjusted for certain items which reflect management's best estimates.

a. Increase in management fees due to higher rate of Quantitative Foreign Value Fund. 100 basis points verses 95.
b. Decrease in distribution and service due to lower rate of Quantitative Foreign Value Fund. 25 basis points.
c. Decrease in custody fees based on custodian fee of survivor and adjusted for additional asset charge due to increased assets of acquired fund.
d.    Decrease in transfer agent fees due to lower rate of Quantitative
      Foreign Value Fund.  16 basis points plus out of pocket charges.
e.    Elimination of the administration fee as Quantitative Foreign Value
      Fund does not charge an administration fee.
f. Based on actual costs of survivor plus additional charges due to higher allocation based on increased assets of acquired fund. In particular the substantial reduction in the printing fee of the State Street
      Research International Equity Fund is related to a number of factor;
      (i) the investment adviser of the Quant Foreign Value Fund splits the cost of printing with the Quant Foreign Value Fund, (ii) Quant Foreign Value Fund prints only the number of copies necessary to provide to its shareholders and a modest amount for marketing purposes, and (iii) the print quality of the Quant Foreign Value Fund's printed documents are at a lower level than that of the State Street Research International Equity Fund.

4)    Pro Forma Schedule of Investments

                                -----------------Shares-------------- ------------------------Value----------------------
                                QUANT       SSR       PRO-FORMA         QUANT           SSR         PRO-FORMA
                                FUND       FUND       COMBINED          FUND           FUND         COMBINED
COMMON STOCK - 90.3%
AUSTRALIA  - 1.4%
   Broken Hill Proprietary
   Company                                   219,000        219,000   $             $ 1,076,298    $ 1,076,298
                                                                      ----------------------------------------
CANADA - 3.4% Domtar Inc.
                                             178,600        178,600                   1,555,051      1,555,051
   Methanex Corporation (a)    122,000                      122,000   1,046,857                      1,046,857
                                                                      ----------------------------------------
                                                                      1,046,857       1,555,051      2,601,908
                                                                      ----------------------------------------
CROATIA  - 0.9%
    Pliva DD ADR                              56,000         56,000                     691,600        691,600
                                                                      ----------------------------------------
FINLAND - 3.1%
   Kone Corporation OYJ-B       30,420                       30,420     796,416                        796,416
   Konecranes International     28,100                       28,100     666,273                        666,273
   Yit-Yhtyma OYJ               58,500                       58,500     889,466                        889,466
                                                                      ----------------------------------------
                                                                      2,352,15                -      2,352,155
                                                                      ----------------------------------------
FRANCE - 8.7%
   Carrefour SA                               35,000         35,000                   1,403,877      1,403,877
   Christian Dior               24,040                       24,040     687,334                        687,334
   CNP Assurances SA                          19,000         19,000                     630,332        630,332
   Groupe Danone                               9,700          9,700                   1,169,140      1,169,140
   Peugeot SA                   17,500                       17,500     646,786                        646,786
   Renault SA                                 17,000         17,000                     732,101        732,101
   STMicroelectronics           34,700                       34,700     466,576                        466,576
   Total Fina SA Cl. B                         7,393          7,393                     972,881        972,881
                                                                      ----------------------------------------
                                                                      1,800,696       4,908,331      6,709,027
                                                                      ----------------------------------------
GERMANY - 1.8%
   Continental AG               50,600        53,000        103,600     667,370         699,024      1,366,394
                                                                      ----------------------------------------
HONG KONG - 7.0%
   ASM Pacific Technology      601,045                       601,045  1,028,771                      1,028,771
   Cathay Pacific Airways
    Ltd.                                     452,000         452,000                    611,394        611,394
   CNOOC Ltd.                              1,915,100       1,915,100                  2,676,384      2,676,384
   VTech Holdings Ltd. (a)   1,191,015                     1,191,015  1,038,381                      1,038,381
                                                                      ----------------------------------------
                                                                      2,067,152       3,287,778      5,354,930
                                                                      ----------------------------------------
ITALY - 2.7%
   Autostrade SpA                            104,500         104,500                    808,375        808,375
   Pirelli SPA                 612,500                       612,500    516,772                        516,772
   Saipem SpA                                140,800         140,800                    760,895        760,895
                                                                      ----------------------------------------
                                                                        516,772       1,569,270      2,086,042
                                                                      ----------------------------------------
JAPAN - 15.7%
   Advantest Corporation                      17,700          17,700                    687,731        687,731
   FANUC Ltd.                                 22,500          22,500                  1,005,463      1,005,463
   Fujisawa Pharmaceutical
    Company Ltd.                              58,000          58,000                  1,191,112      1,191,112
   Nikon Corporation (a)                     130,000         130,000                    992,073        992,073
   Nippon Steel
    Corporation (a)                          945,000         945,000                  1,242,042      1,242,042
   Rohm Company Ltd.                           4,800           4,800                    563,454        563,454
    Seven-Eleven Japan
     Company Ltd.                             70,000          70,000                  2,369,080      2,369,080


   Takeda Chemical Industries
    ltd.                                      61,000          61,000                  2,460,344      2,460,344
   Tokyo Broadcasting System                 107,000         107,000                  1,560,151      1,560,151
                                                                      ----------------------------------------
                                                                                     12,071,450     12,071,450
                                                                      ----------------------------------------
KOREA, REPUBLIC OF - 2.6%
   Samsung Electronics Ltd.      2,500                         2,500    610,330                        610,330
   Samsung Electronics
    Ltd. (b)(c)                  4,400                         4,400    521,400                        521,400
   Samsung SDI                  12,700                        12,700    853,799                        853,799
                                                                      ----------------------------------------
                                                                      1,985,529                      1,985,529
                                                                      ----------------------------------------
NETHERLANDS - 4.8%
   ABN-AMRO Holdings NV         45,339                        45,339    496,303                        496,303
   Draka Holdings               36,202                        36,202    325,826                        325,826
   Heineken NV                                31,000          31,000                  1,216,176      1,216,176
   Hunter Douglas NV                          31,100          31,100                    829,582        829,582
   Philips Electronics NV                     55,423          55,423                    804,901        804,901
                                                                      ----------------------------------------
                                                                        822,129       2,850,659      3,672,788
                                                                      ----------------------------------------
NORWAY - 2.9%
   DNB Holding ASA             152,500                       152,500    667,063                        667,063
   Norsk Hydro ASA                            25,600          25,600                    964,264        964,264
   Norske Skogindustrier
    ASA                         48,200                        48,200    559,625                        559,625
                                                                      ----------------------------------------
                                                                      1,226,688         964,264      2,190,952
                                                                      ----------------------------------------
SOUTH AFRICA - 4.5%
   Impala Platinum
   Holdings Ltd.                16,200                        16,200    861,233                        861,233
   Palabora Mining
    Company (a)                 33,165                        33,165    215,907                        215,907
   Sanlam Ltd.                 990,000                       990,000    704,626                        704,626
   Sappi Ltd.                   65,700                        65,700    755,667                        755,667
   Sasol Ltd.                   84,000                        84,000    947,018                        947,018
                                                                      ----------------------------------------
                                                                      3,484,451                      3,484,451
                                                                      ----------------------------------------
SPAIN - 2.7%
   Banco Bilbao Vizcaya
   Argentaria                   71,700                       71,700     535,520                        535,520
   Repsol YPF SA                75,800                       75,800     897,891                        897,891
   Union Electrica Fenosa       50,500                       50,500     648,589                        648,589
                                                                      ----------------------------------------
                                                                      2,082,000                      2,082,000
                                                                      ----------------------------------------
SWEDEN - 5.9%
    Assa Abloy AB                            101,800        101,800                     988,189        988,189
    Autoliv Inc.                              86,900         86,900                   1,827,698      1,827,698
    Skandinaviska Enskilda
     Banken AB                               108,800        108,800                     927,056        927,056
    Svenska Cellulosa AB        26,700                       26,700     826,501                        826,501
                                                                      ----------------------------------------
                                                                        826,501       3,742,943      4,569,444
                                                                      ----------------------------------------
SWITZERLAND - 4.6%
    Adecco SA (a)                             10,300         10,300                     347,869        347,869
    Novartis AG                               38,500         38,500                   1,519,394      1,519,394
    The Swatch Group AG                      112,000        112,000                   1,680,759      1,680,759
                                                                      ----------------------------------------
                                                                                      3,548,022      3,548,022
                                                                      ----------------------------------------
TAIWAN - 0.2%
    AU Optronics
     Corporation (d)            25,000                       25,000     138,750                        138,750
                                                                      ----------------------------------------
THAILAND - 0.3%
   Total Access
    Communications PLC         498,200                      498,200     241,627                        241,627
                                                                      ----------------------------------------
UNITED KINGDOM - 16.8%
    Anglo American PLC                        51,800         51,800                     654,716        654,716
    Associated British
     Foods PLC                               109,700        109,700                     981,768        981,768
    Barratt Developments
     PLC                       132,000                      132,000     879,790                        879,790


   Bellway PLC                 115,100                      115,100     816,848                        816,848
    BHP Billiton PLC           155,380                      155,380     719,688                        719,688
   British Sky
    Broadcasting PLC(a)                      234,000                                  1,882,943      1,882,943
   Countryside Properties PLC  281,000                      281,000     772,097                        772,097
   Crest Nicholson PLC         239,000                      239,000     818,054                        818,054
    FKI PLC                    389,600                      389,600     498,544                        498,544
   Invensys PLC                            1,572,500                                  1,499,907      1,499,907
   Persimmon PLC               152,532                     152,532    1,060,940                      1,060,940
   Tate & Lyle PLC                           290,400                                  1,687,041      1,687,041
   WPP Group PLC               101,100                     101,100      677,014                        677,014
                                                                      ----------------------------------------
                                                                      6,242,975       6,706,375     12,949,350
                                                                      ----------------------------------------
UNITED STATES - 0.3%
   Smurfit Stone Container
   Corporation (a)              20,313                      20,313      255,125                        255,125
                                                                      ----------------------------------------
TOTAL COMMON STOCK
   (Cost $28,421,413,
   $49,073,142,
   $77,494,555)                                                      25,756,777      43,671,065     69,427,842
                                                                      ----------------------------------------
EQUITY-RELATED SECURITIES - 3.7%
 Sagem SA Pfd.                                44,300                                  1,750,647      1,750,647
   Samsung Electronics Ltd. Pfd.               9,500                                  1,142,145      1,142,145
Total Equity-Related Securities                                       ----------------------------------------
    (Cost $2,336,264)                                                                 2,892,792      2,892,792
                                                                      ----------------------------------------
SHORT TERM INVESTMENTS - 4.6%
UNITED STATES
   General Electric Capital
    Commercial Paper, Yield
    of 1.73%, Maturing on
    10/01/02 (Cost $1,822,000)                                        1,822,000                      1,822,000

   American Express Credit
   Corporation, Yield of 1.74%,
   Maturing on 10/01/02
   (Cost $187,000)                                                                      187,000        187,000

   American Express Credit
   Corporation, Yield of
   1.74%, Maturing on 10/02/02
   (Cost $1,523,000)                                                                  1,522,927     1,522,927


                                                                      ----------------------------------------
Total Short Term Investments                                        $ 1,822,000       1,709,927     3,531,927
                                                                      ----------------------------------------
TOTAL INVESTMENTS - 98.6%
   (Cost $30,243,413, $53,119,406,
   $83,362,819)                                                      27,578,777      48,273,784    75,852,561
OTHER ASSETS & LIABILITIES
 (NET) - 1.4%                                                           761,363         293,750     1,055,113
                                                                      ----------------------------------------
NET ASSETS - 100%                                                   $28,340,140      48,567,534    76,907,674
                                                                      ========================================

(a)  Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.

(c)  ADR - American Depositary Receipts

                                     PART C
                                OTHER INFORMATION

ITEM 15.    INDEMNIFICATION

      Indemnification provisions for officers, directors and employees of the Company are set forth in Article VIII, Sections one through three of the Amended and Restated Agreement and Declaration of Trust, and are hereby incorporated by reference. See Item 23 (a) (1) above. Under this Declaration of Trust, directors and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules there under. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

ITEM 16.    EXHIBITS

      (1) Amended and Restated Agreement and Declaration of Trust, dated April 2, 1990 (1)

            (a) Amendment 1, Dated July 18, 1993, To the Agreement And Declaration of Trust, Dated April 2, 1990 (1)

      (2)   Amended and Restated By-Laws, Dated April 2, 1990 (1)

            (a) Amendment 1, Dated July 19, 1993, To the Bylaws Dated April 2, 1990 (1)

      (3)   Not applicable.

      (4) Form of Agreement and Plan of Reorganization by and between Registrant, on behalf of its series Quant Foreign Value Fund and State Street Resarch Financial Trust, on behalf of State Street Research International Equity Fund filed herewith.

      (5)   (a)   Portions of Agreement and Declaration of Trust Relating to
                  Shareholders' Rights (1)

            (b)   Portions of By-Laws Relating to Shareholders' Rights (1)

      (6)   (a)   Management Contract Between Quantitative Group of Funds and
                  Quantitative Investment Advisors, Inc. (formerly Quantitative
                  Advisors, Inc.), Dated January 31, 1999 - (2)

            (b) Advisory Contract Between Quantitative Advisors and Columbia Partners, L.L.C., Dated January 31, 1999-Mid Cap Fund (1)

            (c) Advisory Contract Between Quantitative Advisors and Columbia Partners, L.L.C., Dated January 31, 1999-Small Cap Fund (1)

            (d) Advisory Contract Between Quantitative Advisors and Independence Investment LLC (formerly Independence International Associates, Inc.), Dated January 31, 1999 Emerging Markets Fund (1)

            (e) Advisory Contract Between Quantitative Advisors and Polaris Capital Management, Inc., Dated January 31, 1999- Foreign Value Fund (1)

            (f) Advisory Contract Between Quantitative Advisors and SSgA Funds Management, Inc., Dated May 1, 2001 - Growth and Income Fund
                  (3)

      (7)   Distribution Agreement Dated May 6, 1994 (1)

            (a)   Amendment to Distribution Agreement Dated May 6, 1994(1)

            (b)   Amendment to Distribution Agreement Dated May 15, 1994 (1)

            (c)   Amendment to Distribution Agreement Dated May 18, 1998 (1)

            (d) Form of Specimen Ordinary Share Selling Agreement (Fully Disclosed Accounts) (1)

            (e) Form of Specimen Ordinary and Institutional Share Selling Agreement (Fully Disclosed Accounts) (1)

      (8)   Not applicable.

      (9) Custodian and Investment Accounting Agreement with Investors Fiduciary Trust Company, Dated January 18, 1998 (1)

            (a) First Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City f.k.a. Investors Fiduciary Trust Company, Dated March 1, 1998 (1)

            (b) Second Amendment to the Custodian and Investment Accounting Agreement with State Street Kansas City, Dated May 1, 2001 (4)

      (10)  (a)   Distribution Plan, Dated April 2, 1990 (1)

            (b) Form of Specimen Ordinary and Institutional Share Servicing Agreement (1)

            (c)   Form of Specimen Ordinary Share Service Agreement - NTF (1)

            (d) Form of Specimen Ordinary Share Service Agreement (Undisclosed) (1)

            (e)   Rule 18f-3 Plan Amendment 1 (1)

            (f)   Rule 18f-3 Plan Amendment 2 (1)

            (g)   Rule 18f-3 Plan Amendment 3 (1)

      (11)  Opinion and Consent of Counsel as to legality of shares (1)

      (12) Tax Opinion of Kirkpatrick & Lockhart LLP to be filed by amendment.

      (13)  (a)   Transfer Agent and Service Agreement, Dated October 31, 1989
                  (1)

            (b)   Limited Agency Agreement for Transfer Agency Services (1)

      (14)  (a)   Consent of Independent Accountants regarding financial
                  statements of Quant Foreign Value Fund is filed is filed herewith.

            (b) Consent of Independent Accountants regarding financial statements of State Street Research International Equity Fund is filed herewith.

      (15)  Not applicable.

      (16)  (a)   Power of Attorney of Robert A. Armstrong naming Frederick S.
                  Marius as person authorized to sign Registration Statement is filed herewith.

            (b) Power of Attorney of John M. Bulbrook naming Frederick S. Marius as person authorized to sign Registration Statement is filed herewith.

            (c) Power of Attorney of Edward E. Burrows naming Frederick S. Marius as person authorized to sign Registration Statement is filed herewith.

            (d) Power of Attorney of Joseph J. Caruso naming Frederick S. Marius as person authorized to sign Registration Statement is filed herewith.

            (e) Power of Attorney of David A. Umstead naming Frederick S. Marius as person authorized to sign Registration Statement is filed herewith.

            (f) Power of Attorney of Willard Umphrey naming Frederick S. Marius as person authorized to sign Registration Statement is filed herewith.

      (17)  (a)   Rule 24f-2 Election of Registrant is filed herewith.

            (b) Form of Proxy ballot for State Street Research International Equity Fund is filed herewith.

            (c) State Street Research International Equity Fund Proxy Voting Instructions is filed herewith.


-----------------------

(1) Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein.

(2) Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No 22 to the Registration Statement on July 27, 2001 and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No 23 to the Registration Statement on July 31, 2002 and incorporated by reference herein.


ITEM 17.    UNDERTAKINGS.

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the town of Lincoln, County of Middlesex, and Commonwealth of Massachusetts, on the 20th day of December, 2002.

Attest:                       Quantitative Group of Funds d/b/a Quant Funds

/s/  HEATHER S. DONDIS        /s/  Frederick S. Marius
------------------------      ------------------------------------------
                              Frederick S. Marius, Executive Vice President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Willard L. Umphrey*             December 20, 2002
-------------------------           -----------------
Trustee, President, Chairman        Date

/s/ Leon Okurowski                  December 20, 2002
-------------------------           -----------------
Vice President and Treasurer        Date

/s/ Robert M. Armstrong*            December 20, 2002
------------------------            -----------------
Trustee                             Date

/s/ John M. Bulbrook*               December 20, 2002
-------------------------           -----------------
Trustee                             Date

/s/ Edward A. Burrows*              December 20, 2002
-------------------------           -----------------
Trustee                             Date

/s/ Joseph J. Caruso*               December 20, 2002
---------------------               -----------------
Trustee                             Date

/s/ David A. Umstead*               December 20, 2002
-------------------------           -----------------
Trustee                             Date


* By: /s/ Frederick S. Marius       December 20, 2002
      -----------------------       -----------------
       Frederick S. Marius          Date
       Attorney in Fact

                                  EXHIBIT INDEX

      The following exhibits are filed as a part of this Registration Statement:

Exhibit
Number                  Description
------                  -----------

  (4)                   Form of Agreement and Plan of Reorganization

(14)(a) Consent of PriceWaterhouseCoopers LLC regarding financial statements of Registrant on behalf of Quant Foreign Value Fund

    (b) Consent of PriceWaterhouseCoopers regarding financial statements of SSR International Equity Fund

(16)(a)                 Power of Attorney of Robert M. Armstrong

    (b)                 Power of Attorney of John M. Bulbrook

    (c)                 Power of Attorney of Edward E. Burrows

    (d)                 Power of Attorney of Joseph J. Caruso

    (e)                 Power of Attorney of David A. Umstead

    (f)                 Power of Attorney of Willard Umphrey

(17)(a)                 Rule 24f-2 Election of Registrant
    (b)                 Form of Proxy ballot for State Street Research
                        International Equity Fund
    (c)                 State Street Research International Equity Fund
                        Proxy Voting Instructions